SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material Pursuant to Rule 14a-12

Newell Brands Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

On March 27, 2018, Newell Brands Inc. (the “Company”) will host an event in Kalamazoo, Michigan for certain Company investors. During the event, the Company will make available certain materials that contain information about the Company’s business plans, research and development progress and other operational analyses. Copies of these materials are attached as Exhibits 1 through 9.

Additional Information

In connection with Newell Brands’ 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O’Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the “Common Stock”). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie’s children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk’s children and 47,303 shares held in trust by Mr. Polk’s wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti’s wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O’Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company’s definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements and also comprise projections of the development and impact of future products and revenues arising from our various research and development funnels. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential product developments, business plans and other initiatives referenced in these materials. Even if such developments, plans and other initiatives are completed, actual results may differ materially from those expressed or implied in the forward-looking statements. As such, investors should not place undue reliance on any forward-looking statement or projection included in these materials. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

•	uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, “Starboard”) in furtherance of its stated intention to nominate director candidates for election at Newell Brands’ 2018 Annual Meeting;

•	potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers;

•	the Company’s dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;

•	competition with other manufacturers and distributors of consumer products;

•	major retailers’ strong bargaining power and consolidation of the Company’s customers;

•	the Company’s ability to improve productivity, reduce complexity and streamline operations;

•	the Company’s ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;

•	risks related to the Company’s substantial indebtedness, potential increases in interest rates or changes in the Company’s credit ratings;

•	the Company’s ability to effectively accelerate its transformation plan and explore and execute its strategic options;

•	the Company’s ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;

•	changes in the prices of raw materials and sourced products and the Company’s ability to obtain raw materials and sourced products in a timely manner;

•	the risks inherent to the Company’s foreign operations, including currency fluctuations, exchange controls and pricing restrictions;

•	a failure of one of the Company’s key information technology systems or related controls;

•	future events that could adversely affect the value of the Company’s assets and require impairment charges;

•	the impact of United States or foreign regulations on the Company’s operations, including environmental remediation costs;

•	the potential inability to attract, retain and motivate key employees;

•	the resolution of tax contingencies resulting in additional tax liabilities;

•	product liability, product recalls or related regulatory actions;

•	the Company’s ability to protect its intellectual property rights;

•	significant increases in the funding obligations related to the Company’s pension plans; and

•	other factors listed from time to time in the Company’s filings with the SEC including, but not limited to, the Company’s most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

LIVE LEARN WORK PLAY Keeping Up With the Consumer Ecommerce Division Exhibit 1

A new retail ecosystem is emerging Digital-fueled brand relationships are driving new innovative shopping experiences Amazon continues to evolve and differentiate Retail is changing at a rapid pace, driven by consumer expectations and technology innovations. Copyright © 2018 Newell Brands. All Rights Reserved.

Source: NPD US retail health 2017 saw the highest number of bankruptcies and closures since 2008 Copyright © 2018 Newell Brands. All Rights Reserved.

Retail growth is slowing Source: NPD Copyright © 2018 Newell Brands. All Rights Reserved. Rolling 12 months % growth

Now Amazon is bigger than most B&M put together 2017 $220B $30.5B $7B $15B $1.3B $9B $1.9B $418.3B $7.8B WALMART TARGET KOHL’S BEST BUY SEARS MACY’S JCPENNEY AMAZON NORDSTROM $192.7B $51.3B $24.5B $23.5B $22.48B $20.6B $18.3B $16.5B $13.4B 2007 Source: Inc. Magazine Copyright © 2018 Newell Brands. All Rights Reserved.

2013 Discover 2014 Accelerate 2015 Operationalize 2016 Transform 2017 Envision 2018 Innovate Our purpose has always been to collaboratively build toward a future vision rather than react to a current one. Our strategy is to predict and quickly adapt to changing consumer behavior and trends. Evolving consumer habits guide our priorities so that we can deliver exceptional consumer experiences. OUR STRATEGY Global Expansion Copyright © 2018 Newell Brands. All Rights Reserved.

This strategy has uniquely positioned Newell Brands to deliver growth in new ways. Copyright © 2018 Newell Brands. All Rights Reserved.

YESTERDAY... Copyright © 2018 Newell Brands. All Rights Reserved.

commerce WE BROKE FROM A STORE-FIRST APPROACH...

commerce e ...TO A DIGITAL-FIRST APPROACH

Though consumers were increasingly shopping our brands online, they lacked the confidence to hit the buy button. To make it easier for them to choose our products, we updated our capabilities to deliver on digital (rather than physical) shelf expectations. Copyright © 2018 Newell Brands. All Rights Reserved.

We assessed both our online presence and our back-end capabilities, narrowing in on the opportunities and activities needed to quickly accelerate growth. ENTERPRISE Analytics Supply chain Operations Technology ASSESS & BUY Content Assortment Promotions Pricing SEARCH & DISCOVER Earned Paid Organic SEO Copyright © 2018 Newell Brands. All Rights Reserved.

In response to consumer content needs, we amplified our focus on optimizing the digital shelf, impacting 25K product listings. Copyright © 2018 Newell Brands. All Rights Reserved. Improved SEO keyword integration for search results Improved product copy for consideration and conversion Improved imagery for consideration and conversion

In response to consumer content needs, we amplified our focus on optimizing the digital shelf, impacting 25K product listings. Calphalon Unison: BEFORE Calphalon Unison: AFTER Copyright © 2018 Newell Brands. All Rights Reserved.

In response to consumer content needs, we amplified our focus on optimizing the digital shelf, impacting 25K product listings. Staples: BEFORE Staples: AFTER Copyright © 2018 Newell Brands. All Rights Reserved.

Though a much smaller business for Newell five years ago, consumer adoption of Amazon was growing at an unprecedented pace. So, we went all in to build up our Amazon capabilities. Copyright © 2018 Newell Brands. All Rights Reserved.

Consumer demand for an endless aisle shifted our thinking toward assortment and distribution strategy, leading to improvements in lifecycle planning, selection and store-to-site promotion. Copyright © 2018 Newell Brands. All Rights Reserved.

2013 Discover Prioritized indirect over direct commerce for near-term growth Supported in-market acceleration over infrastructure building for quick wins 1 FTE in Atlanta 2014 Accelerate 35 FTEs in Atlanta Implemented action plans for 10 retailers to deliver digital shelf improvements Introduced analytics transparency through customer and category dashboards and roadmap Consolidated the digital technology functions into a central group for more efficient, broad solution focus across brands 100 FTEs across Atlanta / New York City 2015 Operationalize Completed content syndication, impacting 25K product listings across the eCommerce marketplace Ramped up organizational structure with dedicated customer and category teams, as well as demand-generation activities to support them Developed eCommerce thought-leadership ideation capabilities and category growth strategies for key segments Tested and began migration to cloud commerce solutions 2016 Transform 125 FTEs across Atlanta / New York City / Hoboken / Seattle Realigned Retail.com P&L accountability and org structure to eCommerce team Delivered company-wide eCommerce summit PIM system implementation with content process improvements Developed a new technical architecture vision state for delivery of cross-branded digital experiences YESTERDAY... Copyright © 2018 Newell Brands. All Rights Reserved.

21_84 Our efforts paid off and by the end of 2016 we began impacting all categories and channels Copyright © 2018 Newell Brands. All Rights Reserved.

eCommerce is part of our consumers’ daily routines. Now, they expect more from brands and seek out great experiences that understand their needs and reflect the life they want to live. TODAY... Copyright © 2018 Newell Brands. All Rights Reserved.

Our legacy Newell Rubbermaid efforts modeled the way for Jarden brands after the acquisition, so we could more quickly integrate and accelerate growth. But with a large and diverse portfolio, we needed to prioritize and make some big bets with our top brands and partners in order to deliver the best-in-class experiences shoppers expect. Copyright © 2018 Newell Brands. All Rights Reserved.

Today’s Deal Takeover Launched Amazon’s first ever manufacturer takeover of the Today’s Deals section, cycling in all of Newell’s major brands over a two-day period January 23 and 24, 2017. KEY CALLOUTS 500+ ASINs on promotion over two days Event generated more than 466M Impressions and +1.6M Detail Page Views on Amazon.com LIVE / LEARN DAY 1 • MONDAY 1/23 WORK / PLAY DAY 2 • TUESDAY 1/24 Copyright © 2018 Newell Brands. All Rights Reserved.

Prime Day 2017 Newell’s Prime Day shook things up during July 10-12, 2017. KEY CALLOUTS 138 Lightning Deals 37 Deal of the Day 139 Prime Member Promotions 600+ items were promoted (more than double the amount YoY) 90% lift in total Newell Brands sales on Prime Day YoY #1 Newell Brands sales day on Amazon 2017 ≠ CONTINUOUS HOURS ! 30 Copyright © 2018 Newell Brands. All Rights Reserved.

Back to School & Off to College Drive sales and consideration for relevant products during key BTS/OTC season. KEY CALLOUTS High Impact media drove noticeable sales upticks vs. category and accounted for over 30% of attributed campaign sales Over 80% of the landing page engagement came from mobile/tablet 46% YoY retail POS growth Copyright © 2018 Newell Brands. All Rights Reserved.

Tailgating Feature assortment of NFL team-branded products leading up to and throughout the football season. KEY CALLOUTS Created custom content for the user experience Promoted ASINs grew 50% YoY, beating Amazon outdoor category trends Copyright © 2018 Newell Brands. All Rights Reserved.

Holiday Drive sales and considerations for Newell products leading up to and throughout holiday season. KEY CALLOUTS Sales for the promoted ASINs trended 45% higher than the kitchen category during the promotional period 21% YoY retail POS growth Copyright © 2018 Newell Brands. All Rights Reserved.

Concentrated efforts on Amazon drove significant year over year growth Copyright © 2018 Newell Brands. All Rights Reserved. Home and Family Baby Writing Appliance & Cookware Outdoor and Recreation Food Consumer Commercial Solutions Safety and Security Fishing Team Sports Home Fragrance Fine Writing

Overdrive on Walmart Walmart’s acquisition and investment strategies mirrors Newell’s aggressive growth ambition. We prioritized our efforts with them, including those beyond the Walmart banner. Focused on Building the Base: Similar to Amazon, the Ecommerce division focused on optimizing the top 5K product pages, accelerating internal search efforts and driving bigger, more disruptive activation in ‘17 Hiring Against Anticipated Growth: Hiring trade and sales teams dedicated to driving Walmart.com to high teens growth in ’17 Driving Fair-Share Online: Currently Newell has low penetration in most categories but is growing share YoY JET.COM CPG & dynamic cart pricing HAYNEEDLE.COM Endless aisle & personalized experience MOOSEJAW.COM Outdoor & mobile marketing expertise Copyright © 2018 Newell Brands. All Rights Reserved.

Walmart Enterprise: Writing Copyright © 2018 Newell Brands. All Rights Reserved. Back to School Activation Back to School Page Placements Exclusive Teacher’s List Coverage

Walmart Enterprise: Writing JET.com Homepage Off-site Placements Page 1 Placements Copyright © 2018 Newell Brands. All Rights Reserved.

Walmart Enterprise: Technical Apparel Copyright © 2018 Newell Brands. All Rights Reserved. Marmot Brand Page Holiday Campaign Social Media Campaign

Direct-to-Consumer enhancements targeted at consumer experience Copyright © 2018 Newell Brands. All Rights Reserved.

2017 Envision 425 FTEs across New York City / Hoboken / Seattle Integrated Jarden into eCommerce infrastructure Delivered rapid UX enhancements to meet consumer brand.com expectations Developed VR shopping pilot Launched first-ever Today’s Deals takeover Developed global DTC strategy roadmap and a platform rationalization strategy to simplify the operations and lower costs 2018 Innovate Est. 500 FTEs across Brooklyn / Hoboken Seattle / London Staying ahead of trends with conversational commerce, voice assist commerce, social commerce and augmented commerce Execution of operational efficiencies including streamline packing Expansion of Ecommerce into established and expanding global markets Creation and execution of new @Heart of Life shopping experiences TODAY... Copyright © 2018 Newell Brands. All Rights Reserved.

Current state of Ecommerce team

Our future is bright, and on target to be a significant contributor to Newell Brands’ top and bottom line growth Copyright © 2018 Newell Brands. All Rights Reserved.

Ecommerce penetration increasing FY 2017, US, % of total sales from eCommerce Copyright © 2018 Newell Brands. All Rights Reserved.

TOMORROW... We continue to build upon the success of our eCommerce work, focusing on making significant impacts to operations, direct to consumer, and our international presence. Copyright © 2018 Newell Brands. All Rights Reserved.

™ PLACING NEWELL BRANDS AT THE HEART OF LIFE... Copyright © 2018 Newell Brands. All Rights Reserved.

...WHEREVER THEY ARE OR WHATEVER THEY’RE LOOKING FOR Copyright © 2018 Newell Brands. All Rights Reserved.

Portal Copyright © 2018 Newell Brands. All Rights Reserved.

Stories 50 Copyright © 2018 Newell Brands. All Rights Reserved.

Personalization

Optimizing efficiency without compromising quality Redesigned packaging is a first-step in a larger effort to streamline operations. The goal is to drive efficiencies in ways that betters the customer and consumer experience, rather than asking them to compromise. KEY CALLOUTS Frustration-free packaging roll-out began with Amazon, but will continue across all eCommerce platforms Increases operational efficiency by driving down size and complexity, decreasing production/shipping costs Copyright © 2018 Newell Brands. All Rights Reserved.

India Writing Outdoor & Rec Australia Appliances & Cookware Writing Outdoor & Rec Italy Home Fragrance Outdoor & Rec Writing CCS UAE Baby Malaysia Writing Japan Baby Outdoor & Rec Writing UK Writing Appliances & Cookware Home Fragrance Baby Outdoor & Rec Fine Writing Food CCS Germany Baby Outdoor & Rec Writing CCS France Baby Writing Fine Writing Home Fragrance CCS Canada Food Outdoor & Rec Writing Appliances & Cookware China Writing Fine Writing Baby Appliances & Cookware BRAZIL A&CW Writing (Distributor) Coleman Nuk Food Scaling our business to meet growing demands internationally Copyright © 2018 Newell Brands. All Rights Reserved.

Copyright © 2018 Newell Brands. All Rights Reserved. WINNING OUR FAIR SHARE United Kingdom Germany France Canada Japan EXPAND WITH DEVELOPING ECOMMERCE MARKETS China Australia Mexico India Brazil

Our growth strategy is still centered around our consumer and developing innovative solutions for the ways they are shopping now and next. Copyright © 2018 Newell Brands. All Rights Reserved.

commerce c CONVERSATIONAL a b d e f g h 38% of consumers now consider using conversational tools, like chat bots, for help when shopping Source: eMarketer, Conversational Commerce 2017: Chatbots & Virtual Assistants Report 60% of leading brand marketers intend to experiment with conversational commerce by 2020 67% of millennials would likely purchase a product recommended through a chat-bot service commerce v q r s t u w x y z VOICE ASSIST 20% of search queries are made via voice Source: Mary Meeker, Internet Trends, May 2017 1/3 Millennials will use an assistant this year 130% Increase in assistants usage over LY commerce s n o p q r t u v w x SOCIAL $6.5B of 2017 revenue for the top 500 retailers from social shopping Source: Digital Commerce 360, Retailers Need Invest Social Commerce, 2018 +24% Increase in revenue compared to LY commerce a b c d e f AUGMENTED REALITY 77% of consumers want to use AR to see product differences Sources: Retail Touchpoints, AR Advances Spark Consumer Interest, 2017; Forbes, How Augmented Reality Is Changing The World Of Consumer Marketing, 2017 20% of consumers expect their retailers to have an AR tool now 49% of consumers expect retailers to have an AR tool within the next 6 months

Growth opportunities across all eCommerce Channels Copyright © 2018 Newell Brands. All Rights Reserved. Projected US Ecomm growth from 2016-2020 (Invoice sales, $M) 2016 Global Ecomm US AMZN US DTC US B&M.com 2020 Global Ecomm Retail.com Amazon DTC Retail.com Amazon International US Retailer.com US AMZN International US AMZN Retailer.com US DTC International US DTC Projected US Ecomm growth from 2016-2020

Additional Information   In connection with Newell Brands’ 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.   Participants in Solicitation   The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O’Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.   As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the “Common Stock”). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie’s children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk’s children and 47,303 shares held in trust by Mr. Polk’s wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti’s wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O’Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.   As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.   Certain information concerning these participants is also set forth in the Company’s definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.   Caution Concerning Forward-Looking Statements   Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, “Starboard”) in furtherance of its stated intention to nominate director candidates for election at Newell Brands’ 2018 Annual Meeting;   potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers;   the Company’s dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;   competition with other manufacturers and distributors of consumer products;   major retailers’ strong bargaining power and consolidation of the Company’s customers;   the Company’s ability to improve productivity, reduce complexity and streamline operations;   the Company’s ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;   risks related to the Company’s substantial indebtedness, potential increases in interest rates or changes in the Company’s credit ratings;   the Company’s ability to effectively accelerate its transformation plan and explore and execute its strategic options;   the Company’s ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;   changes in the prices of raw materials and sourced products and the Company’s ability to obtain raw materials and sourced products in a timely manner;   the risks inherent to the Company’s foreign operations, including currency fluctuations, exchange controls and pricing restrictions;   a failure of one of the Company’s key information technology systems or related controls;   future events that could adversely affect the value of the Company’s assets and require impairment charges;   the impact of United States or foreign regulations on the Company’s operations, including environmental remediation costs;   the potential inability to attract, retain and motivate key employees;   the resolution of tax contingencies resulting in additional tax liabilities;   product liability, product recalls or related regulatory actions;   the Company’s ability to protect its intellectual property rights;   significant increases in the funding obligations related to the Company’s pension plans; and   other factors listed from time to time in the Company’s filings with the SEC including, but not limited to, the Company’s most recent Annual Report on Form 10-K.   The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.   DISCLAIMER

Exhibit 2

20 INVESTOR    DAY
18 INNOVATION TUESDAY 27 MARCH

Shape of the funnel
number of projects
NRG NRG Q4’16 Q1’17 funnel Q4’17 funnel 2013 2017+ 2017+ 2017+
very large 8 57 64 95 large 8 98 89 190 medium 64 126 206 382 small 207 27 263 228
Only charter+ projects included
Excludes divestures | D&D businesses only (excl. Fishing, CCS)
RCP included in 2013
1    ©2018 NEWELL BRANDS — CONFIDENTIAL

Revenue from innovation
risk adjusted revenue, $m % risk adjusted revenue external target is30%
2019 2020
44.7%
2018 2019 0.5% 42.6% 2021
2018 38.4% 2.9%
2017 2020 32.8% Idea projects
29.9% with CMI
2017 4.6% Opportunity
23.3% Scores
2018 2019
44.2% 18.1% 2016 2021 15.8% 38.4% 39.8%
2017
29.9% 28.1% 5.2% Charter
2016 2016 23.3% Contract 2020 2015 15.8% Launch
2015 2015 2017 2018 12.9% 2014 2016 2014 2019 2013 2014 2015
2015 2016 2017 2018 2019 2020 2021 2022 2015 2016 2017 2018 2019 2020 2021 2022 funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel funnel
2017 onwards includes Legacy Jarden businesses: Appliances & Cookware, Home Fragrance, Outdoor & Recreation
Excludes divestures | D&D businesses only (excl. Fishing, CCS) | 2015-2016 includes NRG Only
©2018 NEWELL BRANDS 2

Concepts tested per year
ideas and concepts tested per year
1,317
target = 540
390 357 280 target = 240
174 38 2013 2014 2015 2016 2017 2018 ytd
*All data in this deck only includes the current 6 D&D businesses and brands
*Base size of n=2,556 total
3    ©2018 NEWELL BRANDS

Global benchmarks and Concept scores
2013–Q4 2017
Total* Differentiation Relevance
23%
MH-H 43% 40% 40% 55% 64% 68% 60%
M-ML-L 77%
77%
57% 60% 60% 45% 36% 32% 40% 23%
Newell Newell Ipsos Newell Newell Ipsos Newell Newell Ipsos US non-US Benchmark US non-US Benchmark US non-US Benchmark
* Achieves MH-H on both Differentiation and Relevance
*All data in this deck only includes the current 6 D&D businesses and brands
*Base size of n=2,556 total; Q4 2017 n=464
©2018 NEWELL BRANDS 4

Testing Performance Summary – Overview
2013–Q4 2017
2013 – Q4 2017*
Number
OPPORTUNITY SCORE RELEVANCE DIFFERENTIATION Tested
TOTAL NEWELL 110 MH MH 2556
Appliances & Cookware 112 MH MH 590
Food 116 MH MH 299
Baby 106 MH MH 516
Outdoor & Recreation 108 MH MH 296 Writing 110 MH MH 734 Home Fragrance 111 MH MH 121
^Caution Low Base Size
*All data in this deck only includes the current 6 D&D businesses and brands
5    ©2018 NEWELL BRANDS

20
17 INNOVATIONS

2017 INNOVATIONS

APPLIANCES & COOKWARE:
Calphalon Premier™ Space Saving Cookware



136 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The new Calphalon Premier™ Space Saving Cookware securely stacks to save 30% more space. The unique design allows for the cookware to stack and nest in any order**, making it convenient to stack any way you want. Available in nonstick and stainless steel.*

Project lead time: Charter to Launch

0 months — 23 — 48 months

* Average space saved vs. like non-stacking Calphalon® cookware items when stacked with like diameter Premier Space Saving items

APPLIANCES & COOKWARE:
Crock-Pot Express



120 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The all-new Crock-Pot® Express Crock is an 8-in-1 Multi-Cooker that can cook meals up to 70% faster than traditional cooking, while also offering the versatility of slow cooking, steaming, and sautéing.

Project lead time: Charter to Launch

0 months — 7 — 48 months

7 ©2018 NEWELL BRANDS

2017 INNOVATIONS

APPLIANCES & COOKWARE:
Renue® Neck Wrap



122 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Sunbeam Renue® Neck Wrap can help provide soothing relief for the back of the head, neck, and shoulders. The adjustable, comfortable neck collar contours to the shape of the neck to provide high-level, concentrated heat for targeted relief.

Project lead time: Charter to Launch

0 months — **5** — 48 months

BABY:
Graco EZ TIGHT™ LATCH Car Seats


1 RELEASE & ATTACH LATCH
RELEASE LATCH BY PRESSING BLUE BUTTON AND ATTACH
2 RETRACT
PUSH GREY BUTTON TO ENGAGE
3 TIGHTEN
PUSH ON CENTER OF SEAT

122 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

EZ Tight™ Latch provides an easy, secure and simple installation in 3 easy steps. The EZ Tight™ Latch, is available on 2 car seats: Graco® 4Ever® Extend2Fit® Platinum 4-in-1 Car Seat and the Graco® Extend2Fit® Platinum Convertible Car Seat.

Project lead time: Charter to Launch

0 months — **17** — 48 months

©2018 NEWELL BRANDS 8

2017 INNOVATIONS

BABY:

Graco SnugRide® SnugLock™ Infant Car Seat


CLICK!

113 OPPORTUNITY SCORE

H RELEVANCE

M DIFFERENTIATION

The new infant car seat base features SnugLock™ Installation Technology, a hassle-free installation using either vehicle seat belt or LATCH. In three easy steps caregivers can feel confident they've got a secure install.

Project lead time: Charter to Launch

0 months — 13 — 48 months

BABY:

Graco 4Ever™ Extend2Fit® Car Seat


10 YEARS
1 CAR SEAT
featuring
EXTEND2FIT™
5X SAFER REAR-FACING
5 EXTRA INCHES OF LEGROOM

116 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

Helps protect rear-facing infants from 4-50 lb and forward-facing toddlers from 22-65 lb. 4-position extension panel provides 5" additional leg room, allowing your child to ride safely rear-facing longer.

Project lead time: Charter to Launch

0 months — 16 — 48 months

9 ©2018 NEWELL BRANDS

2017 INNOVATIONS

BABY:
Graco Multi-Motion Swing


GRACO
THE MOST MOTIONS FOR THE MOST SMILES
8 WAYS TO SWING & 2 DIRECTIONS
16 SOOTHING MOTIONS
2-in-ONE

111 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

Keep baby smiling with 8 ways to and 2 directions for 16 soothing motions.
Seat doubles as a removable rocker for use throughout the home.
6 swing speeds allow Mom to adjust speed to baby's preference.

Project lead time: Charter to Launch

0 months — **15** — 48 months

BABY:
Graco Table2Table Premium Highchair


NEW
GRACO
EAT, PLAY, AND FOLD AWAY

120 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

7 growing stages including a toddler table and chair.
Foldable highchair allows for compact storage.
5 height adjustments provide the best fit for your dining table.
3-position removable footrest.

Project lead time: Charter to Launch

0 months — **19** — 48 months

©2018 NEWELL BRANDS 10

2017 INNOVATIONS

BABY:
Baby Jogger Stroller City Select Lux V2



128 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The City Select® LUX pushchair converts from a single to double and even triple, so your growing family is always ready for any adventure. With over 20 riding configurations, it is one of the most versatile single to double pushchairs. The fold is considerably smaller than many competitors.

Project lead time: Charter to Launch

0 months — **15** — 48 months

FOOD:
BRILLIANCE™ On-The-Go



124 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Rubbermaid Brilliance On-The-Go leak proof containers keep food safe and secure even for the most demanding commutes. Designed with stain and odor resistant plastic, these containers are 100% leak-proof, microwavable and dishwasher safe.

Project lead time: Charter to Launch

0 months — **24** — 48 months

11 ©2018 NEWELL BRANDS

2017 INNOVATIONS

FOOD:
BRILLIANCE™ Pantry


Rubbermaid
BRILLIANCE
NEW

115 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

The Rubbermaid Brilliance Pantry is a new system of 100% Airtight Pantry Food Storage containers that are designed to be space efficient while providing superior material durability and 360 degree crystal clarity.

Project lead time: Charter to Launch

0 months — **21** — 48 months

FOOD:
EasyFindLids™ with Tabs



130 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

Store food with peace of mind with Rubbermaid Easy Find Lids Tabs food storage containers. Designed to resist spills, these BPA-free containers feature four tabs and an inserted gasket to help securely lock the container lid to the base.

Project lead time: Charter to Launch

0 months — **21** — 48 months

©2018 NEWELL BRANDS 12

2017 INNOVATIONS

FOOD:
Ball Vintage Jar



109
OPPORTUNITY SCORE

H
RELEVANCE

M
DIFFERENTIATION

The NEW Ball Vintage Jars are a call back to the turn of the century. Made in the USA, these BPA Free Jars feature a two-piece canning closure designed for a modern seal with a vintage look

Project lead time: Charter to Launch

0 months — 13 — 48 months

HOME FRAGRANCE:
Personalized Photo Candle


YANKEE CANDLE
YANKEE CANDLE
YANKEE CANDLE
YANKEE CANDLE

118
OPPORTUNITY SCORE

MH
RELEVANCE

H
DIFFERENTIATION

Personalized photos now available to customers in US retail stores. A personal photo and great Yankee Candle® fragrance make the perfect statement or personal gift.

Project lead time: Charter to Launch

0 months — 2 — 48 months

13 ©2018 NEWELL BRANDS

2017 INNOVATIONS

OUTDOOR & RECREATION:
AutoSeal® Stop Spills Campaign



115 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

Finally the perfect reusable bottle that won't spill. Only the new Contigo AutoSeal reusable Beverageware provides 100% spill-proof performance with its patented lid technology that seals shut between sips. Drink confidently with Contigo!"

Project lead time: Charter to Launch

0 months — **5** — 48 months

OUTDOOR & RECREATION:
Spill-Proof Straw Tumblers


contigo

121 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

Introducing Contigo's Spill-Proof Kids Tumbler, a win for both parents and children. A no-spill valve in the straw eliminates spills completely, and a soft-grip pad helps prevent it from getting knocked over by accident. It will fit most car cup holders, making it a perfect road trip companion.

Project lead time: Charter to Launch

0 months — **20** — 48 months

©2018 NEWELL BRANDS 14

2017 INNOVATIONS

WRITING:
Elmer's Slime Kits


ELMER'S
SLIME STARTER KIT
ELMER'S
SLIME STARTER PACK
ELMER'S
DELUXE SLIME PACK
ELMER'S
GALAXY SLIME STARTER PACK
ELMER'S
HALLOWEEN SLIME KIT!
ELMER'S
FROSTY SLIME KIT!

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

Elmer's unique themed Slime kits, such as Halloween, Galaxy and Frosty. The kits include a new Magical Liquid, a one step solution for making slime. Kits comes with Elmer's kid friendly recipes – making the slime experience worry-free and fun for the whole family.

Project lead time: Charter to Launch

0 months — 5 — 48 months

WRITING:
Reynolds India Relaunch


Reynolds
Always trusted
REYNOLDS
THE
ORIGINAL

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

Reynolds has been a household name in India for the last 40 years, trusted by generations and a pen carried by every Indian. The brand was relaunched in 2017, entering 57,000 stationery stores across India with new branded storefronts and merchandising.

Project lead time: Charter to Launch

0 months — 8 — 48 months

15 ©2018 NEWELL BRANDS

2017 INNOVATIONS

WRITING:
DYMO Label Writer Phase 1 Wireless


DYMO

112 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

Print labels without cables using Wi-Fi®!
The new DYMO LabelWriter Wireless label printer and updated DYMO Connect mobile app allows consumers to print labels directly from Macs, PCs, smartphones and tablets using the built-in Wi-Fi®.

Project lead time: Charter to Launch

0 months — 35 — 48 months

WRITING:
EXPO Ink Indicator


EXPO
NEW

141 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

EXPO Dry Erase Markers with Ink Indicator, featuring a clear-view window and indicator gauge showing the marker's ink levels, exclusive technology ensuring the barrel is always clear, and consistent ink flow creating a smoother writing experience.

Project lead time: Charter to Launch

0 months — 34 — 48 months

©2018 NEWELL BRANDS 16

2017 INNOVATIONS

WRITING:
Coloring Kits


PRISMACOLOR
NEW
MR. SKETCH
NEW
Paper Mate
Sharpie
NEW
ELMER'S
50

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

A series of Adult Coloring kits for Prismacolor, Sharpie and PaperMate. Each kit features our great coloring tools and a new, custom-created coloring book.

Project lead time: Charter to Launch

16

0 months — 48 months

17 ©2018 NEWELL BRANDS

20
18 INNOVATIONS

2018 INNOVATIONS

APPLIANCES & COOKWARE:
Calphalon Electrics



123-136
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

Launching Calphalon into small electric appliances with of a family of products, positioned around precision for improved performance and better results.

Project lead time: Charter to Launch

0 months — **18** — 48 months

APPLIANCES & COOKWARE:
Intelligent Blender Technology – Auto Sense



121
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

The Oster® Autosense Blender adapts to changing conditions in the blending jar using patented programs that use sensors to adjust blade speed and direction as well as the length of blending time based on the ingredients and desired results. Results are perfectly blended smoothies, milkshakes and salsas in one step no matter the recipe.

Project lead time: Charter to Launch

0 months — **22** — 48 months

19 ©2018 NEWELL BRANDS

2018 INNOVATIONS

APPLIANCES & COOKWARE:
Build a Burger



123 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

An appliance that simultaneously cooks the patty to the desired doneness, warms the bun and melts the cheese, all in 7 minutes or less.

Project lead time: Charter to Launch

0 months — **22** — 48 months

APPLIANCES & COOKWARE:
Air Fryer with DuraCeramic



141 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

An Air Fryer with DuraCeramic that cooks perfectly crisp food using only a tablespoon of oil making it the ideal, healthy solution to enjoy the great taste and texture of fried food, with less fat.

Project lead time: Charter to Launch

0 months — **10** — 48 months

©2018 NEWELL BRANDS 20

2018 INNOVATIONS

APPLIANCES & COOKWARE:
Heated Patches



116 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

A portable, discreet, high-temperature pain relief option in the form of flexible patches.

Project lead time: Charter to Launch

0 months — **16** — 48 months

APPLIANCES & COOKWARE:
Heated Back Wrap


Sunbeam
Heated
Back Wrap
NEW

128 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

New Sunbeam® Heated Back Wrap with Shiatsu Massage applies heat to the affected area and adds deep, kneading massage to relax the muscles. Wear it for completely hands-free use, and adjust it for a firm fit.

Project lead time: Charter to Launch

0 months — **13** — 48 months

21 ©2018 NEWELL BRANDS

2018 INNOVATIONS

APPLIANCES & COOKWARE:
Sonic Hand Mixer with Heated Beaters



118 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

The Oster® Hand Mixer with softening technology speeds up any baking project. No need to wait for butter to soften or have to warm and stir chocolate in a separate pan. The mixer uses warm air to heat the beaters and gets ingredients to the right temperature while mixing, in one step.

Project lead time: Charter to Launch

0 months — **20** — 48 months

BABY:
Aprica Smart Brake


Aprica
Squeeze handles together to begin strolling
Switch to turn on/off Smart Brake function



120 OPPORTUNITY SCORE

MH RELEVANCE

MH DIFFERENTIATION

Smart Brake system that requires user to engage to move stroller foreward

Project lead time: Charter to Launch

0 months — **27** — 48 months

©2018 NEWELL BRANDS 22

2018 INNOVATIONS
FOOD: FOOD:
Global Expansion (UK and ANZ) Vented Lids
112 130
OPPO S OPPORTUNITY SCORE
H H
RELEVANCE RELEVANCE
H H
DIFFERENTIATION DIFFERENTIATION
Grow Food Storage globally in new geographies by launching
differentiated products under Sistema® brand
Splatter resistant and more convenient reheating in the microwave
Project lead time: Charter to Launch Project lead time: Charter to Launch
23 19
0 48 0 48 months months months months
23    ©2018 NEWELL BRANDS

2018 INNOVATIONS

FOOD:
Amber Jars


Ball
WIDE MOUTH

117
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

Ball® Amber Jars effectively block 99.7% of damaging UV rays. Designed to deliver a performance-driven benefit to keep herbs and spices at the peak of freshness and efficacy

Project lead time: Charter to Launch

0 months — **11** — 48 months

FOOD:
Insulated On-the-Go




NEW
Rubbermaid
lunch
STAK
2PK

136
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

Insulated containers with the ability to transport both hot and cold foods together. The insulated thermal leak-proof containers keep multiple foods hot up to 5 hours and cold up to 6 hours

Project lead time: Charter to Launch

0 months — **30** — 48 months

©2018 NEWELL BRANDS 24

2018 INNOVATIONS

FOOD:
Hydroponics Kit


BASIL
CILANTRO
MINT
Ball
HERB GROWING KIT
Self-watering for hassle-free indoor gardening
3 - 32 oz (946 mL) Jars

129 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Ball® DIY Herb Growing Kit is an at-home gardening system featuring a hydro wick that keeps soil perfectly hydrated, eliminating the need to water each day.

Project lead time: Charter to Launch

0 months — **10** — 48 months

FOOD:
TakeAlongs® Meal Prep


NEW
Rubbermaid
TakeAlongs
MEAL PREP
CONTAINERS
BUILT-IN
DIVIDER
TO KEEP FOOD
SEPARATED
10

114 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

Expanding the TakeAlong® platform by better targeting unmet needs for high frequency occasions such as weekly meal preparation.

Project lead time: Charter to Launch

0 months — **13** — 48 months

25 ©2018 NEWELL BRANDS

2018 INNOVATIONS

HOME FRAGRANCE:
Square Vessels with Integrated Lid



125 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

The new square candle is a form that is more relevant to her lifestyle through a unique silhouette and stylish aesthetic that is enhanced by integrating the lid as a pedestal base while the candle is in use.

Project lead time: Charter to Launch

0 months — **16** — 48 months

OUTDOOR & RECREATION:
Coleman Dark Room Tent



113 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

A tent that blocks 90% of sunlight and reduces heat within tent to allow users to get restful sleep regardless of the time of day.

Project lead time: Charter to Launch

0 months — **8** — 48 months

©2018 NEWELL BRANDS 26

2018 INNOVATIONS

OUTDOOR & RECREATION:
Tech Pack Tent



105
OPPORTUNITY SCORE

MH
RELEVANCE

MH
DIFFERENTIATION

A tent with an attached charger pack that allows campers to recharge their devices

Project lead time: Charter to Launch

0 months — **16** — 48 months

OUTDOOR & RECREATION:
Insulated Topper Airbed



111
OPPORTUNITY SCORE

MH
RELEVANCE

MH
DIFFERENTIATION

An airbed with an insulated topper to make sure the bed stays warm throughout the night when camping outdoors

Project lead time: Charter to Launch

0 months — **14** — 48 months

27 ©2018 NEWELL BRANDS

2018 INNOVATIONS
OUTDOOR & RECREATION: OUTDOOR & RECREATION:
Layer Sleeping 360 degree Light and Sound lantern
129
OPPORTUNITY SCORE
H
CE RELEVANCE
H
TION DIFFERENTIATION
A sleeping bag with a layering system that allows the user to add or take away layers for comfort in all weather conditions
The 360 Light & Sound lantern combines a lantern and Bluetooth speaker into one so everyone can clearly see and hear during an evening get-
together
Project lead time: Charter to Launch Project lead time: Charter to Launch
10 10
0 48 0 48 months months months months
©2018 NEWELL BRANDS 28

2018 INNOVATIONS

OUTDOOR & RECREATION:
Coleman Roadtrip Refresh


Coleman

124
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

A new grill platform that delivers portability and temperature adjustability, allowing consumers to cook a broader range of foods on the go.

Project lead time: Charter to Launch

0 months — 12 — 48 months

OUTDOOR & RECREATION:
Contigo Evoke Quick Release Lid


contigo

116
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

A leak-proof water bottle line with no loose parts that has a sophisticated and elegant industrial design and uses premium materials.

Project lead time: Charter to Launch

0 months — 6 — 48 months

29 ©2018 NEWELL BRANDS

2018 INNOVATIONS

OUTDOOR & RECREATION:
Bubba 2-in-1 Cooler


bubba.

116
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

A 40QT wheeled cooler that separates into two coolers for easy transportation and organization of food and drinks.

Project lead time: Charter to Launch

0 months — **10** — 48 months

OUTDOOR & RECREATION:
Coleman 2018 Camping Growth Accelerator



115-125
OPPORTUNITY SCORE

MH-H
RELEVANCE

MH
DIFFERENTIATION

A complete assortment of camping innovation: tent with an attached charger pack for charging electronics, airbed with an insulated topper, multi-layered sleeping bag, and a lantern that combines light with a Bluetooth speaker.

Project lead time: Charter to Launch

0 months — **10** — 48 months

©2018 NEWELL BRANDS 30

2018 INNOVATIONS

OUTDOOR & RECREATION:
Coleman Temp Comfort Chair



117 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

A chair that uses temperature control fabric to help regulate the chair's surface temperature and keep users comfortable in all seasons.

Project lead time: Charter to Launch

0 months — **16** — 48 months

OUTDOOR & RECREATION:
Coleman Connecting Pod Tent



111 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

A tent that can connect to other like tents so that separate rooms can be built based on the amount of campers in the group.

Project lead time: Charter to Launch

0 months — **14** — 48 months

31 ©2018 NEWELL BRANDS

2018 INNOVATIONS

OUTDOOR & RECREATION:

Puddle Jumper Vest



131 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A life vest with built-in sunscreen so parents have one less task throughout a day on the water.

Project lead time: Charter to Launch

0 months — 10 — 48 months

WRITING:

Sharpie Metallic Colors


NEW
Sharpie
metallic
COLORS
METALLIC CALL-OUT
PAINTED CAP
CAP GRIP
FOR EASY ACCESS
GREAT FOR DARK SURFACES

145 OPPORTUNITY SCORE

M RELEVANCE

H DIFFERENTIATION

Sharpie introduces three NEW Sharpie Metallic colors in vibrant red, green and blue, that provide bright and brilliant sheen on dark surfaces.

Project lead time: Charter to Launch

0 months — 63 — 72 months

©2018 NEWELL BRANDS 32

2018 INNOVATIONS

WRITING:
Elmer's Extra Strength School Glue Stick



NEW!
2
ELMER'S
ELMER'S ELMER'S
EXTRA STRENGTH
WORKS ON MORE SURFACES
FPO
Washable | Safe | Nontoxic



119 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

This Elmer's glue stick features a new glue formula that is 2X stronger than Elmer's Disappearing Purple glue stick, thus working on more materials than before, allowing kids to bring their ideas to life. This new innovative formula now bonds ceramic, wood, fabric, and more!

Project lead time: Charter to Launch

0 months — 16 — 48 months

WRITING:
Sharpie Pro



NEW!
Sharpie
PRO

115 OPPORTUNITY SCORE

H RELEVANCE

M DIFFERENTIATION

New Sharpie PRO permanent markers write on wet, oily, dusty, and abrasive surfaces. Available in three tip sizes (Fine, Chisel, XL Chisel) and three colors, these markers are perfect for tough jobsite conditions.

Project lead time: Charter to Launch

0 months — 36 — 48 months

33 ©2018 NEWELL BRANDS

2018 INNOVATIONS

WRITING:
Labeling Platform for Teens


DYMO
NEW!
COLORPOP!
PRINT CUSTOM MESSAGES ON COLORFUL TAPE!

138 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A new fashionable handheld printer from DYMO, the easy way to add style and flair to personal organization. Use the printer to create quick easy-to-use labels with text and 60+ different emojis and symbols on a wide selection of fun label designs.

Project lead time: Charter to Launch

0 months — **19** — 48 months

WRITING:
New InkJoy Gel Stick


NEW! CAPPED PEN
GEL PEN
Paper Mate
InkJoy

119 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The NEW capped version of Paper Mate InkJoy Gel with the same bold vibrant colors and fast drying ink technology.

Project lead time: Charter to Launch

0 months — **26** — 48 months

©2018 NEWELL BRANDS 34

2018 INNOVATIONS
WRITING:
Elmer’s Slime Phase III
expanded range 117 of top selling items OPPORTUNITY
SCORE
glow in the dark H
RELEVANCE sheer solid colors
H
DIFFERENTIATION
New, premium extensions of Elmer’s liquid glues featuring new benefits, including glow in the dark glue, to fuel and accelerate the slime-making trend in US, Canada, LATAM, ANZ & Philippines.
Project lead time: Charter to Launch
12
0 48 months months
35    ©2018 NEWELL BRANDS

20
19 INNOVATIONS

2019 INNOVATIONS
APPLIANCES & COOKWARE: APPLIANCES & COOKWARE:
Quiet Blender Technology Coffee for One Platform
125 120
OPPORTUNITY UNITY E SCORE
H H
RELEVANCE RELEVANCE
H MH
DIFFERENTIATION DIFFERENTIATION
The Oster® Quiet Blender reduces noise by 4x’s, without sacrificing A suite of “Coffee for One” products to produce great tasting fresh coffee in blending power. consumers can use their blender anytime single serving sizes at home or away from home. It includes 4 coffee maker during the day without disruption. platforms that include 2 automatic units (grind & brew and brew only) as well as 2 manual units (portable brewer with and without a grinder).
Project lead time: Charter to Launch Project lead time: Charter to Launch
22 25
0 48 0 48 months months months months
37    ©2018 NEWELL BRANDS

2019 INNOVATIONS
APPLIANCES & COOKWARE: APPLIANCES & COOKWARE:
Countertop Oven with Air Fryer UV Cleaning Technology
141 116
OPPORTUNITY UNITY E SCORE
H MH
RELEVANCE THE UV CLOTHES REFRESHER RELEVANCE MH ULTRA VIOLET MH-H
LAUNDRY BASQUET
DIFFERENTIATION DIFFERENTIATION
THE FRESHEN UP GYM BAG
A toaster oven with a unique air-fryer technology for a healthier and yet A suite of UV Light technology products that help to elongate crispy fried like consistency. Ovens can already be used for many cooking the life of a consumer’s garments. The UV technology eliminates odors occasions so the additional air fryer feature can reduce the need to buy and germs from their clothes in between washes. an additional stand alone appliance.
Project lead time: Charter to Launch Project lead time: Charter to Launch
20 24
0 48 0 48 months months months months
©2018 NEWELL BRANDS 38

2019 INNOVATIONS
APPLIANCES & COOKWARE: APPLIANCES & COOKWARE:
Oil Infused Ceramic Cookware Headache Relief System
123 9
OPPORTUNITY SCORE UNITY E
H H
RELEVANCE RELEVANCE
MH H
DIFFERENTIATION DIFFERENTIATION
Calphalon Classic and Select by Calphalon ceramic cookware The Sunbeam® Therapeutic Head Pain Relief System is specifically that provides the PFOA- and PTFE- free qualities of ceramic, designed for drug-free, effective relief of pain from sinus and tension infused with oil for higher performance. headaches. It combines heat, cold, and massage therapy to relax the muscles and alleviate pain.
Project lead time: Charter to Launch Project lead time: Charter to Launch
26 36
0 48 0 48 months months months months
39    ©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Countertop Oven with Slide-Away Door



133 OPPORTUNITY SCORE

MH RELEVANCE

MH DIFFERENTIATION

Saves countertop space by sliding the door underneath the oven. Easier access for inserting or removing food to the oven.

Project lead time: Charter to Launch

0 months — **25** — 48 months

APPLIANCES & COOKWARE:
Air Fryer with DuraCeramic


2019 LAUNCH
2018 LAUNCH

141 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

An Air Fryer with DuraCeramic that cooks perfectly crisp food using only a tablespoon of oil making it the ideal, healthy solution to enjoy the great taste and texture of fried food, with less fat.

Project lead time: Charter to Launch

0 months — **10** — 48 months

©2018 NEWELL BRANDS 40

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Centrepiece One Pot Multicooker



125 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A Multicooker with a removable cooking vessel that can be placed directly on the table for serving. The cool touch exterior and easy grip handles make it easy to serve from. Five cooking features include Slow Cooking, Sauteing, Steaming, Baking, and Roasting.

Project lead time: Charter to Launch

0 months — 28 — 48 months

APPLIANCES & COOKWARE:
Versa Glide Corded-Cordless Iron



133 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Sunbeam Cordless iron makes ironing easier. It can be used up to 60 seconds in cordless mode to maximize consumer flexibility, or in corded mode for batch ironing.

Project lead time: Charter to Launch

0 months — 12 — 48 months

41 ©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Sneak Peek Toaster


Oster

132 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

A toaster with a lever that can be raised and lowered without cancelling the toasting process. Quickly check whether the toast needs more time or is ready to serve.

Project lead time: Charter to Launch

0 months — **20** — 48 months

APPLIANCES & COOKWARE:
Tiana Clever Cookie and Cake Kit



113 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

The Oster® Tiana Clever Cookie Kit baking kit includes a hand mixer, beaters, whisk, spatula, mixing bowl, measuring cups, and silicone baking pans. The mixing bowl and cake pan form the container for the tools, saving consumers space in their cabinets.

Project lead time: Charter to Launch

0 months — **21** — 48 months

©2018 NEWELL BRANDS 42

2019 INNOVATIONS

APPLIANCES & COOKWARE:
All-in-One Coffeemaker



118
OPPORTUNITY SCORE

MH
RELEVANCE

H
DIFFERENTIATION

An all-in-one coffeemaker that brews drip coffee, espresso and pod/capsule. It will provide high quality coffee beverages within a compact easy-to-use appliance.

Project lead time: Charter to Launch

0 months — 25 — 48 months

APPLIANCES & COOKWARE:
Calphalon Vertical Waffle Maker



130
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

The Calphalon Vertical Waffle Maker provides a quick, easy way to cook delicious waffles. It features a proprietary ceramic coating to allow batter to flow through the waffle maker evenly and reach all sides of the plates for a complete and crispy, yet fluffy waffle.

Project lead time: Charter to Launch

0 months — 25 — 48 months

43 ©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Linus Blend Active Performance


Oster
XPERT

108 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

The unique blade easily blends tough, nutrient-boosting ingredients and effortlessly breaks down hard seed husks, ensuring a smooth tasting blend every time. Preprogramed auto-blend settings are timed to break down ingredients without losing any of their vital nutrients.

Project lead time: Charter to Launch

0 months — **20** — 48 months

APPLIANCES & COOKWARE:
Texture Select Blender

ADDITIONAL TEXTURE SETTINGS


Oster


SMOOTH
WHIPPED
CHUNKY

108 OPPORTUNITY SCORE

MH — RELEVANCE

MH — DIFFERENTIATION

Pre-programmed texture settings included on the control panel, with options ranging from Smooth, Medium & Chunky.
This is an expansion of the current programmable user interface within the Master and Pro series.

Project lead time: Charter to Launch

0 months — **26** — 48 months

©2018 NEWELL BRANDS 44

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Heat Tape



117
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

The New Heated Kinesio Tape combines muscle support for recovery with heat therapy for pain relief. The stretchy tape holds muscles in place, and uses a thin, flexible heated material to provide maximum heat directly to the pain source.

Project lead time: Charter to Launch

0 months — **22** — 48 months

APPLIANCES & COOKWARE:
Heated Body Pillow



105
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

Body pillow with heating wire enhances the benefits of a body pillow including relieving discomforts, supporting alignment and keeping you warm.

Project lead time: Charter to Launch

0 months — **26** — 48 months

45 ©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:

Auto Frappe Maker


Mr. Coffee

110 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

The Mr. Coffee Auto Frappe & Coffee Maker automatically creates fresh coffeehouse style frappes as well as traditional hot drip coffee at home in one simple appliance. It brews coffee over ice then automatically blends with flavoured ingredients for frappes at home.

Project lead time: Charter to Launch

0 months — **25** — 48 months

APPLIANCES & COOKWARE:

Easy Clean Slow Cooker



114 OPPORTUNITY SCORE

M — RELEVANCE

MH — DIFFERENTIATION

Duraceramic infused stoneware coating that is PTFE and PFOA-free and makes clean up easy.

Project lead time: Charter to Launch

0 months — **25** — 48 months

©2018 NEWELL BRANDS 46

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Hot & Cold Joint Wrap





127 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Sunbeam® Hot and Cold Wrap is a uniquely shaped product specifically designed to deliver high-level therapeutic heat or anti-inflammatory cold therapy to the knee, elbow, and shoulder joints.

Project lead time: Charter to Launch

0 months — **25** — 48 months

APPLIANCES & COOKWARE:
Elite Nonstick


POACH 160°F LOW
SIMMER 200°F LOW-MED
BROWN 250°F MED
STIR FRY 350°F MED-HI
PAN SEAR 450°F HI
Ultra-Durable Nonstick
Induction

127 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

Elite Nonstick cookware that delivers improved durability, updated design, induction capability and a new technology that indicates when the pan is properly preheated. Precise preheat technology notifies you when your pan is preheated, improving overall cooking performance and nonstick release.

Project lead time: Charter to Launch

0 months — **43** — 48 months

47 ©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Counter Top Safe Bakeware



127 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A new line of bakeware with stay cool silicone feet. Ideal for taking straight out of the oven and placing directly on the countertop without damaging surfaces.

Project lead time: Charter to Launch

0 months — **41** — 48 months

APPLIANCES & COOKWARE:
Hands-free Heated Massager



120 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

This project will be a variation to our Sunbeam® Heated Shoulder with Shiatsu Massage. Instead of strapping to the body, it will clamp onto a chair or headboard. It will be the second wave of massaging and heating products that Sunbeam® will introduce to the market.

Project lead time: Charter to Launch

0 months — **24** — 48 months

©2018 NEWELL BRANDS 48

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Dishwasher Safe ADC



111 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A coffeemaker with a detachable electrical system, allowing for it to be easily dissembled and placed in the dishwasher.

Project lead time: Charter to Launch

0 months — **25** — 48 months

APPLIANCES & COOKWARE:
Cordless Heated Back Wrap with Shiatsu



117 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A cordless version of the Sunbeam® Heated Back Wrap with Shiatsu Massage. This will allow consumers to move around the house or use while on the go and still get the heat and massage therapy.

Project lead time: Charter to Launch

0 months — **25** — 48 months

©2018 NEWELL BRANDS

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Wraparound Heating Pad



125 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

The Sunbeam® Wraparound Heating Pad is designed to allow users to customize the shape of their heat treatment to their specific sources of pain for more effective pain relief. The long and slim pad easily wraps around and attaches to itself with fastening tabs.

Project lead time: Charter to Launch

0 months — **25** — 48 months

APPLIANCES & COOKWARE:
Rust Proof Bakeware


STANDARD PAN
RUST-PROOF PAN

123 OPPORTUNITY SCORE

H — RELEVANCE

M — DIFFERENTIATION

Rustproof bakeware resists rust and surface damage caused by washing so it stays looking and performing like new. A unique design prevents water from getting trapped in corners and edges. A newly developed nonstick surface provides long-lasting nonstick performance.

Project lead time: Charter to Launch

0 months — **37** — 48 months

©2018 NEWELL BRANDS 50

2019 INNOVATIONS
APPLIANCES & COOKWARE: APPLIANCES & COOKWARE:
Dishwasher Safe Cutlery Bread Select Toaster
119 2
OPPORTUNITY SCORE UNITY E
H MH
RELEVANCE RELEVANCE
MH H
DIFFERENTIATION DIFFERENTIATION
A new line of premium cutlery that is now dishwasher safe.
They do not need to be hand washed to maintain durability, they can go straight to into the dishwasher, making clean-up easy.
With the abundant variety of bread types and thicknesses being introduced in the marketplace, it is often difficult to get consistent toasting results with the standard toasting options offered today.
Project lead time: Charter to Launch Project lead time: Charter to Launch
40 24
0 48 0 48 months months months months
51    ©2018 NEWELL BRANDS

2019 INNOVATIONS
APPLIANCES & COOKWARE: APPLIANCES & COOKWARE:
Classic DWS + No Boil Over Lids Hotter Heating Pad
128 3
OPPORTUNITY SCORE UNITY E
H MH
RELEVANCE RELEVANCE
H H
DIFFERENTIATION DIFFERENTIATION
[Graphic Appears Here]
Calphalon Classic cookware with no boil over lids
prevents messy boil over spills.
The Sunbeam® Hotter heating pad uses new and improved fabric that transfers more heat to the skin and muscles,
for maximum pain relief.
Project lead time: Charter to Launch Project lead time: Charter to Launch
40 26
0 48 0 48 months months months months
©2018 NEWELL BRANDS 52

2019 INNOVATIONS

APPLIANCES & COOKWARE:
Fast-Heating Electric Skillet




FPO

119 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The dimpled surface of the skillet will provide consumers with faster heat up and cooking time, with superior non-stick performance (12" and 16" skillet line for Mass and 16" for Department/Specialty).

Project lead time: Charter to Launch

0 months — 26 — 48 months

APPLIANCES & COOKWARE:
Galvatron – Airless Blender



131 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Oster® Airless Blender uses a built-in vacuum pump to remove air from the jar prior to blending. Eliminating contact to air keeps ingredients fresh and protects essential nutrients to create vitamin-packed meals and drinks.

Project lead time: Charter to Launch

0 months — 26 — 48 months

53 ©2018 NEWELL BRANDS

2019 INNOVATIONS

FOOD:
BRILLIANCE® New Sizes



128 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

This program seeks to launch additional sizes for the Rubbermaid BRILLIANCE platform, under both General Use and Pantry lines, which will extend the range of sizes offered to cover additional common food container usage occasions, helping gain incremental market share.

Project lead time: Charter to Launch

0 months — **36** — 48 months

FOOD:
FreshWorks™ Herb Saver



123 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

Rubbermaid FreshWorks™ Herb Saver is an easy-to-use container specifically designed for herb storage and preservation, maintaining the optimal environment for a variety of herbs, prolonging their shelf-life. Multiple herbs can be stored and grabbed quickly while preparing meals.

Project lead time: Charter to Launch

0 months — **38** — 48 months

©2018 NEWELL BRANDS 54

2019 INNOVATIONS

FOOD:
Freezer Burn



134 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

Rubbermaid FreshWorks™ Freezer Saver reduces freezer burn by 50% for less wasted frozen food. The container features a rigid base with a flexible lid that presses together to eliminate excess air. This surface contact protects food from exposure and locks in moisture.

Project lead time: Charter to Launch

0 months — **67** — 72 months

FOOD:
Ultimate Food Preservation



119 OPPORTUNITY SCORE

MH — RELEVANCE

H — DIFFERENTIATION

FreshWorks™ Cheese Saver will launch a solution to keep cheeses fresh and flavorful. With a premium design consistent with the FreshWorks™ platform the Cheese Saver will deliver superior organization in the refrigerator. The containers should perfectly fit: deli, sliced and blocked cheeses.

Project lead time: Charter to Launch

0 months — **68** — 72 months

55
©2018 NEWELL BRANDS

2019 INNOVATIONS

FOOD:
One Piece Leak Proof Storage Cap



122 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The Ball® One Piece Storage Cap project introduces a leak proof and air tight lid that offers a significant benefit over existing plastic storage caps in our current portfolio. In existing mason jar closure sizes: regular mouth (70mm) and wide mouth (86mm). Dishwasher-safe and BPA-free.

Project lead time: Charter to Launch

0 months — **18** — 48 months

FOOD:
Handheld Vacuum



113 OPPORTUNITY SCORE

MH RELEVANCE

MH DIFFERENTIATION

The New FoodSaver® Handheld Vacuum Sealer will introduce a compact, easy solution designed to keep food fresh up to 2X longer in the fridge or pantry. Quickly and quietly seals foods and convenient docking station keeps the unit charged and takes up minimal counter space.

Project lead time: Charter to Launch

0 months — **24** — 48 months

©2018 NEWELL BRANDS 56

2019 INNOVATIONS

HOME FRAGRANCE:
Yankee Candle Ribbonwick Relaunch


YANKEE CANDLE
MACINTOSH

105 OPPORTUNITY SCORE

M
RELEVANCE

MH
DIFFERENTIATION

Ambience is an important driver of candle purchase. The flowing, elongated wick and low, tapered vessel provides a unique flame pattern and memorable lighting experience.

Project lead time: Charter to Launch

0 months — 20 — 48 months

HOME FRAGRANCE:
High Intensity Candles



NA OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

High Intensity Candles contain highly concentrated fragrance specially formulated to fill an entire room.

Project lead time: Charter to Launch

0 months — 12 — 48 months

57 ©2018 NEWELL BRANDS

2019 INNOVATIONS

HOME FRAGRANCE:
Elevation Collection Spring/Summer New Fragrances





125 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

The new elevation collection brings consumers a unique silhouette and up-to-date look that is enhanced by integrating the lid as a pedestal base while the candle is in use.

Project lead time: Charter to Launch

0 months — **20** — 48 months

HOME FRAGRANCE:
Scenterpiece Relaunch



123 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

Wax melt warmers provide continuous fragrance but are messy to clean. The new Scenterpiece is the easy to clean wax melt system with high quality Yankee Candle Fragrances in all new modernized warmer designs.

Project lead time: Charter to Launch

0 months — **18** — 48 months

©2018 NEWELL BRANDS 58

2019 INNOVATIONS

HOME FRAGRANCE:
Pre-fragranced Reeds


YANKEE CANDLE
YANKEE CANDLE
YANKEE CANDLE

120 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

Decorative reed diffusers with fragrance in the reeds themselves rather than in oil to eliminate concerns around mess and surface damage caused by spilled fragrance oil.

Project lead time: Charter to Launch

0 months — 27 — 48 months

HOME FRAGRANCE:
Story Telling Gift Set



NA OPPORTUNITY SCORE

NA RELEVANCE

NA DIFFERENTIATION

The story telling gift set comes with a themed candle, story book and link to play a Spotify playlist with themed sounds to create the perfect story telling experience during the holidays.

Project lead time: Charter to Launch

0 months — 16 — 48 months

58 ©2018 NEWELL BRANDS

59    ©2018 NEWELL BRANDS
2019 INNOVATIONS
HOME FRAGRANCE: HOME FRAGRANCE:
Target Exclusive Special Collections WoodWick Spill-Proof Fragrance Diffuser
NA 0
OPPORTUNITY UNITY E SCORE
NA H
RELEVANCE RELEVANCE
NA MH
DIFFERENTIATION DIFFERENTIATION
Three specialty candle collections inspired by trends in fragrance, food, Reed diffusers are a great way to fragrance a small space in a home, but gifting and home décor, providing a unique opportunity to gain incremental can be messy with fragrance oil spills. The WoodWick Spillproof Diffuser sales by creating a fashion layer to complement the core range. These provides the fragrance experience without any worry of messy spills. collections are exclusive to Target stores in the US, also available in EMEA.
Project lead time: Charter to Launch Project lead time: Charter to Launch
13 19
0 48 0 48 months months months months
©2018 NEWELL BRANDS 60

2019 INNOVATIONS

HOME FRAGRANCE:
Adjustable Fragrance Beads



124 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

Fragrance beads provide a constant source of fragrance for small spaces in the home, but it's not possible to control fragrance intensity. Adjustable fragrance beads allow for control of the amount of fragrance that is released from the decorative vessel.

Project lead time: Charter to Launch

0 months — **31** — 48 months

HOME FRAGRANCE:
Fragrance Gel Tins



119 OPPORTUNITY SCORE

H — RELEVANCE

H — DIFFERENTIATION

Gel tins provide a spill proof, no mess solution in signature Yankee Candle fragrances that offer five times the fragrance of a typical wax melt. They're room-filling fragrances, for the largest rooms in your home,

Project lead time: Charter to Launch

0 months — **18** — 48 months

61 ©2018 NEWELL BRANDS

2019 INNOVATIONS
HOME FRAGRANCE: HOME FRAGRANCE:
Pre-Fragranced Reed Diffuser Fragrance Burst
1
OPPORT S
H
RELEVANCE
H
DIFFERENTIATION DIFFERE
Millefiori is a leader in Reeds in Europe with the Naturals range.
This new range will complement Naturals with a pre-fragranced option for consumers who don’t want the risk of oil spills with their reeds.
Aerosol sprays are a quick, easy way to add fragrance to a room but are not attractive and need to be stores out of sight. Fragrance burst provides a decorative and easily accessible solution for a room spray.
Project lead time: Charter to Launch Project lead time: Charter to Launch
17 28
0 48 0 48 months months months months
©2018 NEWELL BRANDS 62

2019 INNOVATIONS

HOME FRAGRANCE:
Fall 2019 New Fragrances – Flameless



NA OPPORTUNITY SCORE

NA RELEVANCE

NA DIFFERENTIATION

Yankee Candle is famous for high quality, true-to-life season fragrances. This program will introduce the latest fall fragrances to Yankee Candle home décor products.

Project lead time: Charter to Launch

0 months — **19** — 48 months

HOME FRAGRANCE:
Winter 2019 New Fragrances – Flameless



NA OPPORTUNITY SCORE

NA RELEVANCE

NA DIFFERENTIATION

Yankee Candle is famous for high quality, true-to-life season fragrances. This program will introduce the latest holiday fragrances to Yankee Candle home décor products.

Project lead time: Charter to Launch

0 months — **22** — 48 months

63 ©2018 NEWELL BRANDS

2019 INNOVATIONS

OUTDOOR & RECREATION:
Bubba All in One Cooler


bubba.

123 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

The Bubba "All in One" Cooler is the perfect hard-sided cooler for spending the day outdoors. Equipped with a cooler compartment to keep food and drinks cold, a separate dry storage compartment to keep items protected and secure and drop-down cup holders to keep beverages within reach.

Project lead time: Charter to Launch

0 months — **15** — 48 months

OUTDOOR & RECREATION:
Coleman Mosquit-No Lantern



118 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A lantern that emits citronella while turned on to keep mosquitos away.

Project lead time: Charter to Launch

0 months — **27** — 48 months

©2018 NEWELL BRANDS 64

2019 INNOVATIONS

OUTDOOR & RECREATION:
Contigo Autoseal Lux



119
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

The new Contigo Luxe platform provides premium, sophisticated style and maximum performance. This product features patented Autoseal technology with an elevated, metallic finish.

Project lead time: Charter to Launch

0 months — **20** — 48 months

OUTDOOR & RECREATION:
Contigo Adult Spill Proof Tumbler



115
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

A new Luxe platform that provides premium, sophisticated style and maximum performance. This product features a unique straw that is 100% spill-proof even when tipped or dropped. Similar to the Luxe Autoseal product line, it includes an elevated, metallic finish.

Project lead time: Charter to Launch

0 months — **21** — 48 months

65 ©2018 NEWELL BRANDS

2019 INNOVATIONS
OUTDOOR & RECREATION: OUTDOOR & RECREATION:
Coleman Waterproof Backpack Coleman 3-in-1 Light
11 119
OPPORT S OPPORTUNITY SCORE
H MH
RELEVANCE RELEVANCE
M H
DIFFERENTIATION DIFFERENTIATION
The Coleman Waterproof Backpack will deliver a product that allows A flashlight, lantern, and headlamp integrated into an all-in-one light source, consumers to protect technology and other goods from water. allowing for wider usage in a variety of locations and situations.
By having an integrated waterproof compartment, consumers will never have to worry about damaging their gear.
Project lead time: Charter to Launch Project lead time: Charter to Launch
20 28
0 48 0 48 months months months months
©2018 NEWELL BRANDS 66

2019 INNOVATIONS

OUTDOOR & RECREATION:
Coleman USB Cooler


FPO

120 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

Staying connected while enjoying the outdoors just became a whole lot easier! The new Coleman USB Cooler incorporates a USB charger for charging small electronic devices into a 60QT wheeled cooler.

Project lead time: Charter to Launch

0 months — 18 — 48 months

OUTDOOR & RECREATION:
Coleman Rain Jacket Backpack



118 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

The Coleman Rain Wear Backpack allows consumers to protect themselves and their bag from varying weather while on the go. With the rain wear being integrated into the backpack, consumers will never have to worry about getting stuck in the rain unprepared.

Project lead time: Charter to Launch

0 months — 20 — 48 months

67 ©2018 NEWELL BRANDS

2019 INNOVATIONS
OUTDOOR & RECREATION: OUTDOOR & RECREATION:
Coleman Anti-Corrosion Flashlights Coleman Can Dispensing Cooler
1 108
OPPORT S OPPORTUNITY SCORE
H M
RELEVANCE RELEVANCE
H H
DIFFERENTIATION DIFFERENTIATION
A flashlight with a special coating in the battery compartment to prevent The Coleman Can Dispensing Cooler is a soft cooler backpack that battery corrosion, giving the flashlight longer life. dispenses cans, making it easier than ever to grab a beverage on the go!
The Flashlight also includes a battery indicator allowing for replacement of the battery prior to the battery dying.
Project lead time: Charter to Launch Project lead time: Charter to Launch
26 15
0 48 0 48 months months months months
©2018 NEWELL BRANDS 68

2019 INNOVATIONS

OUTDOOR & RECREATION:
Coleman 2-in-1 Sleeping Bag & Airbed



110 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

The Coleman integrated 2-In-1 Sleeping Bag & Airbed and Sleeping Bag & Camp Pad for an optimized outdoor sleep experience. The patented Coleman technology zips the sleeping bag onto the airbed and camp pad so campers will be able to enjoy a secure and comfortable night's sleep.

Project lead time: Charter to Launch

0 months — **18** — 48 months

OUTDOOR & RECREATION:
Puddle Jumper Brand Refresh



120 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

This project gives the Puddle Jumper brand the opportunity to refresh all designs and branding within the global market. By updating all regions at once, the brand will be able to launch with one unified look & feel with new and improved designs, packaging, and branding.

Project lead time: Charter to Launch

0 months — **14** — 48 months

©2018 NEWELL BRANDS

2019 INNOVATIONS

OUTDOOR & RECREATION:
Coleman Cooling Topper Airbed



111 OPPORTUNITY SCORE

MH RELEVANCE

H DIFFERENTIATION

An airbed with a cooling gel topper to keep the sleeper cool throughout the night when camping outside.

Project lead time: Charter to Launch

0 months — **26** — 48 months

OUTDOOR & RECREATION:
Coleman Multi Drink Jugs



127 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A large jug that can dispense different drinks from different sections, allowing for multiple drink options in one container.

Project lead time: Charter to Launch

0 months — **24** — 48 months

©2018 NEWELL BRANDS 70

2019 INNOVATIONS

OUTDOOR & RECREATION:
Puddle Jumper Kickboard Life Vest



122 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A life vest that comes with an attachable kick-board to encourage proper swim development and technique with young children.

Project lead time: Charter to Launch

0 months — **26** — 48 months

OUTDOOR & RECREATION:
Coleman Solar Collection



117-135 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A tent, shelter, and backpack with built-in, flexible solar panels to power an integrated lighting system, personal electronics, and more.

Project lead time: Charter to Launch

0 months — **27** — 48 months

71 ©2018 NEWELL BRANDS

2019 INNOVATIONS

OUTDOOR & RECREATION:
Coleman AutoPitch Tent



120
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

A poleless tent with an integrated pump and pressure indicator that automatically inflates and deflates the tent with a push of a button.

Project lead time: Charter to Launch

0 months — **26** — 48 months

OUTDOOR & RECREATION:
Coleman Optimal Temp Cooler



118
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

A cooler with an integrated temperature gauge to ensure food and beverages stay at their optimal temperature.

Project lead time: Charter to Launch

0 months — **29** — 48 months

©2018 NEWELL BRANDS 72

2019 INNOVATIONS

OUTDOOR & RECREATION:
Insect Repelling Tent



115 OPPORTUNITY SCORE

H — RELEVANCE

MH — DIFFERENTIATION

A tent that has a mosquito-repellant coating that keeps mosquitoes from flying into the tent, even when the door is open

Project lead time: Charter to Launch

0 months — **22** — 48 months

OUTDOOR & RECREATION:
Adaptable Shelter



121 OPPORTUNITY SCORE

MH — RELEVANCE

H — DIFFERENTIATION

A shelter with a pole and canopy system that can be adjusted into different shapes, sizes, and heights, allowing for shelter set up in locations with limited or unique space constraints

Project lead time: Charter to Launch

0 months — **15** — 48 months

73 ©2018 NEWELL BRANDS

2019 INNOVATIONS

OUTDOOR & RECREATION:
Rubbermaid 360 Travel Mug & Tumbler



125
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

The Rubbermaid 360 Tumbler line will deliver premium design aesthetics and intuitive functionality. Featuring a lid that allows for 360 degree drinking to take the guesswork out of sipping on-the-go, the bottles will be leak-proof and insulated for either hot or cold beverages.

Project lead time: Charter to Launch

0 months — 23 — 48 months

WRITING:
Prismacolor Premier Graphics Refresh


PRISMACOLOR
PRISMACOLOR
PRISMACOLOR

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

This project will refresh all graphics (except markers) and merchandising. Prismacolor is a key player in the Fine Art category, known for its artist-quality products and wide color variety.

Project lead time: Charter to Launch

0 months — 15 — 48 months

©2018 NEWELL BRANDS 74

2019 INNOVATIONS

WRITING:
Automatic & Break Resistant Mechanical Pencil





137 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

The new Paper Mate Automatic and Break Resistant Mechanical Pencil is equipped with an auto-feed tip and loaded with a spring to absorb shock and prevent lead breakage. This new pencil will continuously feed lead while reducing lead breakage so writing never has to stop.

Project lead time: Charter to Launch

0 months — **29** — 48 months

WRITING:
Woodcase Break Resistant Lead


BEFORE


AFTER

137 OPPORTUNITY SCORE

H RELEVANCE

H DIFFERENTIATION

A break-resistant pencil designed with a reinforced graphite core that resists lead breakage even with heavy handwriting pressure and over-sharpening.

Project lead time: Charter to Launch

0 months — **28** — 48 months

75 ©2018 NEWELL BRANDS

2019 INNOVATIONS
WRITING: WRITING:
Sharpie Intense New and Improved EXPO Eraser
129 6
OPPORTUNITY SCORE UNITY E
H H
RELEVANCE RELEVANCE
H H
DIFFERENTIATION DIFFERENTIATION
Sharpie Intense Permanent Markers deliver rich, vibrant colors that contrast New and improved EXPO foam eraser a new EXPO eraser cloth that will against any background, including dark, translucent, and non-traditional trade consumers up from disposable eraser alternates. Using a new surfaces. The highly saturated ink leaves a silky, smooth finish on surfaces material that quickly and easily removes new and existing marks from dry such as black paper, plastic bags, glass, ceramic, wood and canvas. erase surfaces significantly better than the current EXPO foam eraser.
Project lead time: Charter to Launch Project lead time: Charter to Launch
61 22
0 72 0 48 months months months months
©2018 NEWELL BRANDS 76

2019 INNOVATIONS

WRITING:
Elmer's Launch in UK and France


ELMER'S
ELMER'S

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

This project continues to establish Elmer's brand in UK / France by offering a full range of core school glue items. This will build upon the 2018 launch that leverages the global slime trend.

Project lead time: Charter to Launch

0 months — 11 — 48 months

WRITING:
Woodcase Grip Pencil



125
OPPORTUNITY SCORE

MH
RELEVANCE

H
DIFFERENTIATION

Woodcase pencils that feature a special texture along the full length of the pencil for a secure grip when writing.

Project lead time: Charter to Launch

0 months — 29 — 48 months

77 ©2018 NEWELL BRANDS

2019 INNOVATIONS

WRITING:
Paper Mate Handwriting Note-Taking Pen



124
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

The Paper Mate Handwriting Note-Taking Pen features two ink colors, allowing kids to write and underline important notes without having to switch between two writing instruments.

Project lead time: Charter to Launch

0 months — **26** — 48 months

WRITING:
Elmer's Crafting Kits



116-119
OPPORTUNITY SCORE

H
RELEVANCE

MH
DIFFERENTIATION

Elmer's crafting kits offer a great way for moms to bond and interact with their kids, move away from screen time, and develop physical and cognitive skills through crafting. Each kit contains all the ingredients for a Diorama, Sensory Bottle, 3D customer colored scene, or water colored painting.

Project lead time: Charter to Launch

0 months — **14** — 48 months

©2018 NEWELL BRANDS 78

2019 INNOVATIONS

WRITING:
New Paper Mate Economy Pen



135 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

This economy pen will launch as the refresh of Paper Mate's Write Bros. ballpoint to strengthen Paper Mate's presence in the value pen market. The additional benefit of an extra-long write life in retail will allow for stronger claims, and in the contract space, it will beat competitors on price.

Project lead time: Charter to Launch

0 months — **22** — 48 months

WRITING:
Label Extension for Teens


Jessica's Property

NA OPPORTUNITY SCORE

NA RELEVANCE

NA DIFFERENTIATION

An extension to phase 1 of the labeling platform for teens, this project will launch an assortment of patterned decorative labels that will aid in continuing growth for the brand with teens.

Project lead time: Charter to Launch

0 months — **16** — 48 months

79 ©2018 NEWELL BRANDS

2019 INNOVATIONS

WRITING:
Krazy Glue Instant Wood Glue





125 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

Krazy Glue instant wood glue allows users to complete their wood working projects and repairs significantly faster than current wood glues. It sets in a fraction of the time (less than one minute) and eliminates the need to use bulky wood clamps. Sandable, stainable & paintable.

Project lead time: Charter to Launch

0 months — **16** — 48 months

WRITING:
Prismacolor Hand Lettering and Sketching Sets



111 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

Capitalizing on the Hand Lettering & Sketching trends, Prismacolor Beginner & Advanced Hand Lettering/Sketching Kits will provide the perfect assortment of premium tools and instructional tips to empower artists of all skill levels to achieve their best work.

Project lead time: Charter to Launch

0 months — **12** — 48 months

©2018 NEWELL BRANDS 80

2019 INNOVATIONS

WRITING:
Elmer's Precision Glue for Adult Crafters



Push down to deliver glue

Chiseled tip allows either a wide or fine glue stroke

125
OPPORTUNITY SCORE

H
RELEVANCE

H
DIFFERENTIATION

NEW Elmer's Precision Glue Applicator features a precise tip, making it easier to apply glue to small, detailed spaces, so users can complete even the most elaborate projects.

Project lead time: Charter to Launch

0 months — 27 — 48 months

WRITING:
Embossing Range for Crafters


A B C
A B C
A B C
A B C
A B C
A B C
A B C
A B C
A B C
A B C

NA
OPPORTUNITY SCORE

NA
RELEVANCE

NA
DIFFERENTIATION

This project will introduce an embossing range targeted specifically towards crafters and DIYers. It will include our existing Organizer Xpress embosser and existing embossing label colors in new packaging, as well as introduce new label colors.

Project lead time: Charter to Launch

0 months — 14 — 48 months

81 ©2018 NEWELL BRANDS

2019 INNOVATIONS

WRITING:
EXPO Activity Board



124 OPPORTUNITY SCORE

H RELEVANCE

MH DIFFERENTIATION

The EXPO Dry Erase Activity Board can transform any worksheet into a dry erase activity by slipping the paper into the transparent activity board. Now, teachers can reuse the same handout from one class to the next without needing extra copies.

Project lead time: Charter to Launch

0 months — 16 — 48 months

WRITING:
DYMO LetraTag Refresh



NA OPPORTUNITY SCORE

NA RELEVANCE

NA DIFFERENTIATION

Will introduce a new color variant of the existing LetraTag 100H, an assortment of labels in new colors and patterns, and a dissolvable label SKU in addition to a packaging refresh to existing LetraTag printers and labels.

Project lead time: Charter to Launch

0 months — 20 — 48 months

©2018 NEWELL BRANDS 82

Additional Information
In connection with Newell Brands’ 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O’Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn. As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the “Common Stock”). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie’s children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk’s children and 47,303 shares held in trust by Mr. Polk’s wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti’s wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O’Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.
As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.
Certain information concerning these participants is also set forth in the Company’s definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.
Caution Concerning Forward-Looking Statements
Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:
• uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, “Starboard”) in furtherance of its stated intention to    nominate director candidates for election at Newell Brands’ 2018 Annual Meeting; • potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers; • the Company’s dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world; • competition with other manufacturers and distributors of consumer products; • major retailers’ strong bargaining power and consolidation of the Company’s customers; • the Company’s ability to improve productivity, reduce complexity and streamline operations; • the Company’s ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased    advertising and promotion spend; • risks related to the Company’s substantial indebtedness, potential increases in interest rates or changes in the Company’s credit ratings; • the Company’s ability to effectively accelerate its transformation plan and explore and execute its strategic options; • the Company’s ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses    associated with acquisitions or dispositions; • changes in the prices of raw materials and sourced products and the Company’s ability to obtain raw materials and sourced products in a timely manner; • the risks inherent to the Company’s foreign operations, including currency fluctuations, exchange controls and pricing restrictions; • a failure of one of the Company’s key information technology systems or related controls; • future events that could adversely affect the value of the Company’s assets and require impairment charges; • the impact of United States or foreign regulations on the Company’s operations, including environmental remediation costs; • the potential inability to attract, retain and motivate key employees; • the resolution of tax contingencies resulting in additional tax liabilities; • product liability, product recalls or related regulatory actions; • the Company’s ability to protect its intellectual property rights; • significant increases in the funding obligations related to the Company’s pension plans; and • other factors listed from time to time in the Company’s filings with the SEC including, but not limited to, the Company’s most recent Annual Report on Form 10-K.
The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.
83    ©2018 NEWELL BRANDS

Page No:138

newellbrands.com

Exhibit 3

Investing in our People

newell BRANDS

Own Grown | Career Progression | Career Planning | Leadership Development | Training and Skills Competencies | Recruitment | Diversity | SWAP Program | Culture and Engagement

We have invested heavily in developing our own people over the last 5 years with a view to being best-in-class. Not only is this well-aligned to the Newell Brands guiding principle of Own Grown but it also makes strong financial sense.

Own Grown:
We grow the people that own the future of our brands. Newell is a place where personal and business potential gets unlocked.

Develop and grow from within

We want people for the long term. We believe that's good for them, and we know it's good for Newell Brands. To be able to do this, we need a compelling proposition for our employees in the Development organization:

OUR COVENANT
if you commit to us your medium to long term career in return we will strive to give you ...

- promotion / advancement if you want it
- training / development
- culture / environment
- leadership
- expatriation / secondments

OUR BELIEF: DEVELOP AND GROW FROM WITHIN


train and develop to high standard
promote from within, offer career progression
reduce loss of expertise and experience
avoid costly mid career recruitment
switch funds to graduate recruitments

Career progression

We lay out a clear career progression, for careers across the function.

Time in role is closely aligned with companies that we compete with in the FMCG industries.

MARKETING CAREER PROGRESSION

Associate Brand Manager	Associate Manager	Manager	Senior Manager	Director	VP/ SVP	CMO

time in role by level: > 2-3 years; > 8 years; > 8 years; > 8 years years of experience
- 2-3 years to Manager
- 10 years to Director
- 18-20 years to VP
- 26+ years to CMO

Employee Turnover

To help us understand the 'health' of our organization, we review employee turnover every month, and conduct regular, but less frequent, engagement surveys (*see page 3*).

EMPLOYEE TURNOVER


norm for our industry
10
5
15%
Newell Brands Development
2014
9
2
11%
2015
8
2
10%
2016
8.1
2.3
10.4%
2017
8.3
1.8
10.1%
regretted losses
non-regretted losses

R&D CAREER PROGRESSION

Associate	Engineer	Sr. Engineer/ PM I	Leader/ PM II	Manager/ PM III	Sr. Manager	Director	Vice President

time in role by level: 1.5 years; 2 years; 3 years; 5 years; 8 years years of experience
- 7 years to Leader
- 12 years to Director
- 20 years to VP

Newell Brands | Development: Building Capabilities page 1 March 2018

Investing in our People

Career Planning

Career planning at Newell Brands is designed to ensure that every employee has a career plan with a clear understanding of their career progression.

Plans are managed by the Functional Resource Committee (FRC) and developed through a series of formal career discussions to identify an employee's next role, and their subsequent role(s), laying out the steps that will help them prepare for and achieve their career aspirations including the skills that they will develop along the way.

MARKETING	4 FRCs	career plans for 91 directors
R&D / QUALITY	2 FRCs	career plans for 45 directors

FRCs enable us to manage careers COLLECTIVELY and therefore OBJECTIVELY.

Skills Assessment and Training Curriculum

Our aim in our skills program is to:

- Define the skills needed to be successful at Newell Brands
- Set proficiency expectations based on career level
- Create a consistent framework for assessing skills across the organization
- Develop a cadence of assessing skills and highlighting development opportunities
- Provide robust training curriculum / development opportunities to enhance individual skills and organizational capabilities

Brand Development skills

We have just held the 4th annual Skills Assessment exercise for Brand Development, with 558 participants. Each year every marketer and their manager rate themselves on each of 23 skills areas that make up the 5 key capabilities (Insights, Brand Strategy, Innovation, Pricing and Activation) to identify any potential gaps in development.

R&D skills

in 2017
66
courses
1,372
people
trained

Once the skills 'gap' has been identified, then a curriculum for the year is agreed upon and implemented.

Most of the training is facilitated internally.

Leadership Development

We have a number of initiatives in place to develop and inspire our leaders of the future:

- **360 program:** providing feedback to help us support leaders through more objective and more focused individual development plans. Piloted with Directors, this program has now been extended to Senior Managers across Development.
- **Mentoring program:** pilot underway with 12 Directors (mentors) and Senior Managers (mentees) from different disciplines, geographies and backgrounds. A two-day workshop provided them with the tools and resources to help them establish a successful and fulfilling mentoring relationship. Plans to roll-out the program during the course of 2018.
- **Inspiring Leadership workstream:** the remit of this workstream is to develop leadership competencies within the context of the relevant function.

2018 MARKETING TRAINING AGENDA

ASSOCIATE/MANAGER	SR MANAGERS	DIRECTORS
new 6P Thinking	Brand Architecture	new Leadership
new Pricing Fundamentals	IBP/6P	Better Briefing & Creative Evaluation
Better Briefing & Creative Evaluation	Better Briefing & Creative Evaluation	
Management Essentials		

SKILLS ASSESSMENT

LEARNING MANAGEMENT SYSTEM

INNOVATION
number of people trained in 2017
1,043 *on GKM*
1,043 *on Networks*
1,221 *on Market Logic*
443 *on Concept Writing*

DIRECTOR TRAINING WEEK
84 *Directors*

LEGACY JARDEN SKILLS WEEK
51 *participants*

FIRST TIME MANAGER TRAINING
46 *participants*

IBP WORKSHOPS
integrated brand planning
pilot program with Writing and Home Fragrance

Competencies

In addition to technical and professional skills, Newell Brands identifies 5 competencies that we aspire to in our approach to our work.

DRIVE FOR RESULTS	COLLABORATE FOR GROWTH	CONSUMER AND CUSTOMER FOCUS	COURAGEOUS LEADERSHIP	DEVELOP OUR TALENT AND ORGANIZATION

... while demonstrating integrity and authenticity

In Development, we have brought these to life by translating them into specific behaviors that we expect from people at every level.

We've introduced competency guides for each function, with detailed descriptions and example behaviors for each work level. Feedback is provided against these competencies to help create a culture that raises performance.

Newell Brands | Development: Building Capabilities page 2 March 2018

Investing in our People

newell BRANDS

Graduate recruitment and internships

Our graduate recruitment and intern program is aimed at attracting entry level talent in order to develop and promote from within at all other levels in the organization and reduce the need to recruit externally for talent at mid career.

New graduates start their training at **Bootcamp**: an intensive five day program aimed at a deep understanding of our company, our strategy, and our model.

in 2017	*2017 Bootcamp*
165 *new graduates joined Development*	241 *attendees*
128 *Brand Development*	54 *colleges and universities*
37 *R&D and Quality*	11 *functions*

97 interns *in 2017* →	205 interns *in 2018*
63 *BD*	125 *BD*
34 *R&D/QA*	80 *R&D/QA*

Newell Brands **#4** in top100 internship programs

And last year, our internship program ranked **#4** in the top 100, nominated by current interns, in a survey by career website WayUp ... ahead of Google, Facebook, GE, Apple, P&G, Nike and Unilever.

SWAP program

Our SWAP program offers Assistant and Associate level employees, generally 1-3 years in career, the opportunity of a short-term 4-5 month assignment changing places with a colleague from another part of the world.



The SWAP program began in 2015 in the Marketing function. By end of 2017 we will have had over 28 SWAP assignees in 8 cities, 6 countries and all 4 regions. The program is now expanding to R&D and Quality.

Through SWAP, we aim to accelerate the development of these high potential employees, increasing their global or regional business knowledge, giving them the opportunity to learn new work practices, enhance their language skills and cultural diversity, and help them develop a network across the globe.

Diversity in R&D - our partnership with SWE the Society of Women Engineers

In Brand Development, the ratio of females to males is 65:35. It was clear that an intervention was required for R&D.

In October, the R&D graduate recruitment team attended the SWE Conference and Job Fair in Austin, Texas. This is the world's largest conference and career fair for women in engineering and technology in the world. More than 15,000 women attended this year.



to date 20 interns 27 grads hired through SWE

Our booth attracted a lot of interest. We conducted 51 onsite interviews for associate level positions, as well as for interns. We received more than 500 resumes and our VP R&D Baby and Food participated in the plenary panel for 'Men as Diversity Partners: Being a Champion of Women in Engineering.'

SWE's mission:
"Stimulate women to achieve full potential in careers as engineers and leaders, expand the image of the engineering profession as a positive force in improving the quality of life, and demonstrate the value of diversity"

swe Society of Women Engineers

Our strengthening partnership with SWE offers:

- *major presence at the annual SWE conference*
- *year round posting of all R&D positions on the SWE national job site*
- *on-campus information sessions hosted by SWE*
- *participation in additional activities and SWE events on target campuses*
- *leveraging their Executive Training program for on-going development*

Culture and Engagement

The objective of the Culture and Engagement workstream is to build a connection-based Development culture around 4 key pillars:


Connecting to Each Other
Connecting to our Brands
Connecting to the Community
Connecting to Leadership

With workstream champions on each campus, the team is responsible for a calendar of activities including brand showcases, monthly toasts, leadership lunches, forums to share best practices, a quarterly newsletter, as well as our participation in Newell Brands corporate events such as the Global Day of Service.

At the end of 2017 we undertook an engagement survey using external partners. The results, whilst pleasing, have provided the impetus for an even greater focus in 2018.


DEVELOPMENT ENGAGEMENT
2017
49%
58%
59%
57%
2015
2017
Legacy Jarden
Legacy Newell

Newell Brands | Development: Building Capabilities page 3 March 2018

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 4 March 2018

Advertising and Communication

Effective Advertising - Our Approach | Pre Test Results | 15 Second TVCs | Websites and Apps
Agency Parnters | How We Use PR and Social

In 2013, and again in 2016, we were confronted with brands and categories using multiple (hundreds of) agencies across the advertising media and promotional spectrum. The end result of this was poor quality and expensive advertising.

As a consequence we centralized creative development to one agency and media to one agency, ensuring that we were an important client. This allows us access to much improved creative resource and at reasonable rates.

Our approach to effective advertising

Creating advertising that will resonate with our consumers is a fine balance of creativity and insights. The key is to root the creative in meaningful insights. Getting this right, means a collaboration between Brand, our global creative agency of record J. Walter Thompson (JWT), and CMI.

Our starting point is a clear advertising brief created by the brand team, building on insights from CMI using concept results, innovation work and strategic consumer learnings.

We invest heavily in training our Brand teams on judging and evaluating advertising. We also believe that the best advertising is a result of a partnership with our agency, that is formed through a clear and compelling brief.

Testing our advertising

Testing with consumers is essential in the advertising process. Depending on needs, there are different approaches:

1. **Qualitative work.**
   In an ideal world, all advertising ideas would be explored with consumers before moving to executions, because early input generally leads to a stronger execution. To-date, this work has typically been done when we are trying to land a major campaign and/or it becomes clear that there are gaps in our understanding (eg how consumers will react to a particular idea, style, use of language, or just different ways we could bring it to life).
2. **Quantitative work.**
   Once the ad idea is brought to life as an execution (through animatic or print depending on objectives), the team aligns on what will be submitted for a LINK test. This is a quantitative test among our target consumers that helps us predict how our ad will perform in-market.

   Action standards are put in place, based on GKM guidelines and the research brief (main message). These action standards guide us as we determine if it's an ad we want to pursue further. In addition to action standards, Link captures a robust set of measures and insights that will help optimize the ad further (if needed).

DYMO 'Three Little Labels' ad

The ad idea brought to life in an animatic:



The LINK ad test results:

ACTION STANDARDS

THREE LITTLE LABELS		
Branded Breakthrough (AI) – based on DYMO *Top 30% for AI = 6*	6	✓
Branded Linkage – based on DYMO *at least meets or exceeds the norm for Parent Branding = 4.09*	4.07	✓
Key Benefit *Top 30% for Total Spontaneous Communication of Key Benefit = 45%*	67%	✓
LT Adj Persuasion Score – based on DYMO Mobile Labeler *Top 30% LT Adjusted Persuasion = 2.88*	3.22	✓

RAINBOW BOX PERFORMANCE


THREE LITTLE LABELS
TARGET
PERSUASION PERCENTILE
AWARENESS INDEX PERCENTILE

There is much evidence that advertising executions don't always travel well. To this end, we test ads in different countries to ensure that they are effective in changing behaviour.

ADS TESTED IN MULTIPLE COUNTRIES, 2013-2018	
InkJoy Joy/Spirograph	US, Thailand
Sharpie Roommates/Flatmates	US, Mexico, France, UK, China, Thailand
InkJoy 50 Fingers	US, China, France, Thailand
InkJoy Cat Rub	US, China, Thailand
Yankee Candle Valentine's Day, Holiday/Christmas, Fall/Autumn, Mom's Day, Anniversary, Birthday	US, UK
Rubbermaid Airlock	US, UK, ANZ
Rubbermaid Freshworks	US, UK, ANZ
Car Seat Dance	US, UK

Newell Brands | Development: Building Capabilities   page 1   March 2018

Advertising and Communication

newell BRANDS

How effective is our advertising?

We've made significant improvements to the quality of our advertising since 2013.

ADS AIRED 2013-2017



30%
40%
30%
norm
MillwardBrown
50%
50%
76%
24%
91%
9%
83%
17%
100%
2013
2014
2015
2016
2017
newell



ADS AIRED 2013-2017
tv and print



PERSUASION PERCENTILE
AWARENESS INDEX
PERCENTILE

The 15 second TV ad

Most companies use on average 30 second tv spots. However, we believe, based on empirical data, that this is wasteful, and that a 15 second ad can be just as effective in changing behaviour but, obviously, twice as efficient.

Refreshing our websites

A project is underway to redesign key Newell Brands websites to better reflect our branding, allow access to our sites on mobile devices, give consumers the opportunity to purchase products quickly and effectively from us or our customers, re-platform the sites so we can efficiently maintain them and, overall, exceed the expectations of our customers and consumers.

GRACO baby jogger



redesigned websites for Graco and Baby Jogger launched in April 2017 refreshes for Paper Mate, Sharpie, Elmer's, Expo and Prismacolor followed

Get outdoors with the Coleman app



Coleman

Just released, the Coleman Get Outdoors app makes it easy for you to go camping with your friends and loved ones.

Find stunning campsites, delicious recipes, expert gear recommendations and get advice from camping pros. We want to make your next outdoor adventure an amazing one.

Developed in 6 months, this is our second app. With the Coleman app, we aim to:

- deliver product information relevant to a consumer's chosen outdoor activity
- increase trial of Coleman products
- drive brand engagement through the app to owned and earned platforms
- create a Coleman community that is inspired and confident to spend more time outdoors
- create loyalty and build trust in the Coleman brand and products as the ones that enable lasting memories



PaperMate
Sharpie
ELMER'S
EXPO
PRISMACOLOR

Newell Brands | Development: Building Capabilities page 2 March 2018

Advertising and Communication

newell BRANDS

The value of PR & Social Media in the marketing mix


PAID
EARNED
CORE BRAND IDEA
OWNED
SHARED

- **P** "Amplify your brand story"
  Ex: Advertising and paid social media
- **E** "Enable others to tell your brand story"
  Ex: Earned media coverage and influencer relations
- **S** "Co-create your brand story"
  Ex: Social media communities
- **O** "Tell your brand story"
  Ex: Brand website and digital channels

Supporting the business

PR & Social Media teams sit within Marketing Operations, which supports brands centrally.


PR
Social Media
Digital Activation
CRM
Strategy
APPLIANCES & COOKWARE
BABY
FOOD
HOME FRAGRANCE
OUTDOOR & RECREATION
WRITING

PR & Social Media offer consumer driven support across the Newell Brands portfolio. In 2017, our brands enjoyed unprecedented publicity as a result of best in class campaigns in 2017 …

- **17 billion** *global PR impressions*
- **20,000** *media placements*
- **35** *brands with PR support*

Current PR & Social partners

Cohn & Wolfe – Our PR Agency of Record responsible for developing annual PR plans, executing those plans, and providing regular monitoring reports.

JWT – Consulted with top-tier or celebrity 360-campaign influencers, particularly when video content is generated.

Splash – Responsible for nearly advertising video production.

PHD – Responsible for paid media.

Edelman – Responsible for issues management.

Social Native – Tool used by the social media and PR teams to run influencer programs.

What we measure: PR & Social KPIs

Impressions = The number of times the coverage or content was seen.

Placements = The number of media hits secured. Placements include blog posts, influencer social channel posts, online articles, print articles, and TV broadcast placements.

Message Penetration = How often our designated messaging appeared in the media coverage.

Share of Voice = How much our brands are mentioned in the media vs. our competitors.

Sentiment = Whether coverage and content was positive, negative, or neutral.

Engagements = The number of consumers who took action on a post (Likes + comments + shares + retweets +@replies + clicks)

Paid CPM = Cost per thousand impressions of paid social media

Demand Generation= Driving conversion to brand.com

Newell Brands | Development: Building Capabilities page 3 March 2018

Advertising and Communication

newell BRANDS

Best in class PR & Social programs

The PR and Social Media teams have conducted award-winning communications programs for Paper Mate, Sharpie, Newell fishing brands, Yankee Candle, and more.

Sharpie named the most "amazingly creative" Instagramming brand

HUFFPOST

10 Amazingly Creative Instagramming Brands

1. Sharpie

Sharpie's Instagram account truly allows you to see what you can do with the product. Many posts are motivational and others are simply beautiful. The account also posts drawings made from Sharpies for holidays and other seasonal events.



Radiate

Yankee Candle opens its first SoHo Pop-Up Shop

- earned media coverage in 72 outlets to drive 301 million impressions

"Immerse yourself in scented candle bliss at this Yankee Candlepop-up"

NEW YORK POST

CNBC

- 19 million social media impressions and 952K engagements
- 1.9 million video views

influencer engagement



pop up shop

custom snapchat filter



YANKEE CANDLE

social media sweepstakes

broadcast coverage

Baby Jogger lands a placement on Good Morning America

wirecutter

GOOD MORNING AMERICA

The PR team worked with The Wirecutter, a New York Times-owned review site, to provide information needed to rank the City Mini as the best full-size stroller.



baby jogger
City Mini
$220.99
NEW THIS MORNING
FINDING THE BEST STROLLER FOR YOUR BABY
WIRECUTTER REVEALS TOP PICKS FOR PARENTS

37.2 m impressions

The coverage was so credible that it was picked up by several other news outlets – including Good Morning America.

Elmer's launches Glow-in-the-Dark Glue

results from March 1-7 launch:

- 80.5 million impressions from earned media
- 203,139 organic social media impressions
- 40,205 organic social media engagements
- 5,000 new followers in less than a week
- nearly 6.7k views on our profile (average is1-1.5k)

RED TRICYCLE

You Can Now Make Glow-in-the-Dark Slime with Elmer's Newest Product



Sharpie finds an authentic spokesperson in Jason Wu

influencer partnership:

- sponsored dinner at NYFW
- media event with target editors and influencers
- custom social media content posted on Jason Wu's channels
- brand video with Jason Wu professing his love for Sharpie
- brand coverage in … VOGUE ELLE DECOR FASHIONISTA





+50m impressions

EXTERNAL RECOGNITIION

Our PR and Social Media teams were recognized recently by the Public Relations Society of America (PRSA) and the SABRE Awards for their work.



Phoenix awards

THE SABRE AWARDS

Paper Mate **Stop Smears, Spread Joy with Paper Mate InkJoy**

- Sabre Award for as the best Marketing to Youth campaign
- PRSA Georgie Award of Excellence Events & Observances – More than Seven Days

Sharpie **Sharpie Extreme: Launching a Brand From 20,000 Feet**

- PRSA Georgia recognition for Marketing Consumer Products – Packaged Goods
- PRSA Georgia Phoenix Award, top scoring entry for category

YANKEE CANDLE **Yankee Candle Gets Personal with Fans**

- PRSA Georgia Award of Excellence from PRSA Georgia for Marketing Consumer Products – Non-packaged Goods

Newell Brands | Development: Building Capabilities page 4 March 2018

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 5 March 2018

Accelerating Innovation

How we Manage the Innovation Funnel | Shape and Quality of the Funnel | Concept Testing | Revenue from Innovation | Accelerating the Funnel | Action Standards

Newell Brands uses a conventional three-stage and gate funnel approach for managing innovation. Over the past five years this has been refined as the volume of ideas has increased dramatically. The amount of innovation required has been set at 30% of revenue over a three year period. Funnel values are discounted to take into consideration risk in the funnel and success once launched. These rates are reviewed every 6 months. Different substitution factors are applied.

The Newell Brands innovation funnel

Almost all the ideas that enter the funnel are quantitatively tested prior to passing the cart stage of the funnel.

Action standards (hurdle rates) are raised as projects progress through the funnel.

Time to market and delays to launch are monitored frequently.

Success rates (that impact funnel value) are updated frequently.



charter
contract
launch
IDEAS
CONCEPTS
CHARTER
MIX DEVELOPMENT
LAUNCH

How we manage our innovation funnel

At the center of our funnel management process is the Gatekeeping Meeting, GKM – a single, corporate gate keeping meeting where leaders from Development (Marketing, CMI, R&D), Delivery (Sales, Supply Chain) and Finance agree on the flow of projects through the funnel.

Additionally, the MNM and BDM meetings are monthly stakeholder meetings that provide visibility and ensure alignment on key decisions as projects progress through GKM.

MONTHLY NETWORK MEETING MNM

MNM provides detailed project updates, highlighting any network concerns, risk mitigation plans, and resource issues.

Teams should highlight any projects planned for the next GKM.

Delivery functions should be in attendance for visibility to any issues affecting launch.

monthly

co-chaired by S/VP Brand Development, VP R&D, and PMO lead

BRAND DEVELOPMENT MEETING BDM

BDM serves three main purposes – reviewing the quality of innovation funnel, sharing mid-long term opportunities/ideas, and providing key updates on GKM projects.

Teams should highlight any areas of concern, align on key decisions, and escalate any issues that put a project at risk.

monthly

chaired by Chief Development Officer

GATE KEEPING MEETING GKM

The role of the GKM is to:

- ensure that the value and balance of the innovation funnel meets Newell's growth requirements
- approve the passage of projects through the funnel
- only CDI and some CDO projects go through GKM

monthly

chaired by Chief Development Officer

Types of innovation

We classify our innovations into three types:

- Build the Core
- Expand the Core
- and Disrupt the Market

Build the Core

win with current categories

eg brand maintenance line extensions news to drive core product/pack upgrade

Expand the Core

access a new category or significantly change a current category eg significant category benefit, brand extension

Disrupt the Market

create new categories

eg major change in usage behaviour

Newell Brands | Development: Building Capabilities page 1 March 2018

Accelerating Innovation

Shape of the innovation funnel

Over the past five years, we have shifted our innovation funnel to focus on fewer, bigger, more impactful innovations and away from the many small, short shelf-life innovations that were diverting scarce resources.

Our funnel management process is designed to get us to Big Hit innovations, a better balanced funnel, still incorporating some near term renovation, and the best possible allocation of limited resources.

We are now applying the same rigour to the Legacy Jarden businesses – a way to go yet, but we're making good progress.


SHAPE OF THE FUNNEL
number of projects
NRG 2013
NRG Q4'16 2017+
Q4'17 funnel 2017+
very large
8
68
107
large
8
118
219
medium
64
140
452
small
207
27
328

Quality of the funnel

We strive for more, better quality projects, and further out – our innovation funnel is already filling up for 2022 and beyond.

The projects typically would require a greater contribution from R&D.


MORE PROJECTS AND FURTHER OUT
2017
2018
2019
2020
2021+
CHARTER
CONTRACT
LAUNCH
$20m
$10m
$5m
$1m
Build the Core
Expand the Core
Disrupt the Market

We are achieving a better balance of funnel in terms of consumer benefits and technological advance, with more Disrupt the Market projects than ever before.

In looking at this balance, it is important that revenue aligns with both the contribution from technology and the impact on the consumer.


A BETTER BALANCE OF THE FUNNEL
New category
New benefit
Improvement
Variant
No change
Radical
Next gen
Incremental
Base

Newell Brands | Development: Building Capabilities
page 2
March 2018

Accelerating Innovation Revenue from innovation Our external benchmarks for innovation have been set at 30% of revenue over a three year period, and this shown below, is adjusted for risk in the funnel and at launch.

Accelerating Innovation

Revenue from innovation

Our external benchmarks for innovation have been set at 30% of revenue over a three year period, and this shown below, is adjusted for risk in the funnel and at launch.



REVENUE FROM INNOVATION
risk adjusted revenue, $m
% risk adjusted revenue
external target is 30%
Idea projects with CMI Opportunity Scores
Charter Contract Launch
15.8%
23.3%
29.9%
38.4%
44.7%
0.5%
44.2%
42.6%
2.9%
39.8%
32.8%
4.6%
28.1%
18.1%
5.2%
12.9%
2015 funnel
2016 funnel
2017 funnel
2018 funnel
2019 funnel
2020 funnel
2021 funnel
2022 funnel
2017 onwards includes Legacy Jarden businesses: Appliances & Cookware, Home Fragrance, Outdoor & Recreation

At the start of 2017, legacy Jarden funnels were focussed on short-term projects, with nothing in the funnel for 2019.

Significant progress has been made since then.

For example, in just 12 months, our Appliances & Cookware team conducted 8 ideation sessions, generated 4,000 idea fragments, and tested 500 concepts (165 of them global) with a 60% pass rate.



ACCELERATING FUNNEL REVENUE
HOME FRAGRANCE
2018 funnel
2019 funnel
5
296
0
383
APPLIANCES & COOKWARE
2018 funnel
2019 funnel
80
188
0
237
OUTDOOR & RECREATION
2018 funnel
2019 funnel
72
145
0
200
Jan17 Feb18

Action standards – we're raising the bar

Concept testing of our innovations is a cornerstone of our approach to brand and product development. We have established a track record of setting increasingly progressive stretch targets, or action standards, for the concepts we test.

In 2014, and again at the end of 2017, we raised the bar on the standards we set ourselves, and more importantly, on the quality of the solutions we bring to our consumers.

By making this change, we stretch ourselves to deliver even stronger ideas leading to bigger, better, more successful and impactful innovations.

In doing so, not only will we surpass the expectations of our consumers and contribute even further to the success of Newell Brands, we will also build towards our vision of becoming the best Development organization in the world.

ACTION STANDARDS: OPPORTUNITY SCORE

	pre 2018	2018
CHARTER		
Build the Core	90	105
Expand the Core	95	110
Disrupt the Market	105	120
CONTRACT		
Build the Core	105	110
Expand the Core	110	120
Disrupt the Market	115	130

Newell Brands | Development: Building Capabilities page 4 March 2018

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 5 March 2018

Creating a Consumer Centric Organization

Investment in Consumer Understanding | CMI | Consumer Connects | Strategic Studies | Agency Partners
Global Studies | Knowledge Cube | Market Logic | Shopper Research | Market Mix Modelling | Trends

One of the most fundamental changes in our company, in 2013 with legacy Newell, and again in 2016 with Jarden, has been the move to a consumer-focussed organization.

To achieve this, we have made significant investment in research and capabilities, in order to provide the insights necessary for success.

Investing in consumer understanding

Understanding the consumer is at the heart of everything we do in Newell Brands. Over the last five years we have invested heavily to improve our knowledge of consumers and shoppers across all categories.

INVESTMENT IN CONSUMER RESEARCH

$m



3
25
12
30
26
19
Legacy Jarden
Legacy Newell
2015
2016
2017

CMI - our Consumer & Market Insights function

Key to a consumer centric organization is an independent Consumer Insights function that partners our Divisions and acts as the voice of the consumer in all our innovation projects. We have built a world class CMI team, from 19 people in 2013, to 61 today providing effective partnering for the marketing organizations.

BUSINESS PARTNERING RATIOS

CMI : Marketing

target = 1:5



2013
19
ratio1:20
2018
61
ratio1:6



in 2017

>400 *consumer studies across all Divisions*

collected data from 360,000 *consumers*

qualitative interviews with >1,000 *consumers*

Connecting with our consumers

since 2013 we've talked to **1 million** *consumers*

We travel around the globe to hear directly from consumers and to observe how they live, learn, work, and play.

A few examples from 2017 include:

- Exploring suburban London consumers' existing associations with the Rubbermaid and Sistema brand names, to guide Newell's food storage strategy in the UK market
- Qualitative concept co-creation for InkJoy Reynolds in India
- Focus groups and in-home ethnographies to explore technical and outdoor apparel features in NYC, Minneapolis, and Denver
- Camping ethnographies in Japan, Australia and the USA to understand unmet needs, pain points and current workarounds

Getting our Legacy Jarden businesses up to speed

When Jarden joined us in 2016, we invested early in understanding the Appliances and Home Fragrance categories. This was a key factor in helping us to fill the innovation funnel rapidly.

STRATEGIC STUDIES

number of studies



Legacy Newell
Newell + Jarden
96
177
133
72
193
2013
2014
2015
2016
2017

Agency Partners

Market Perceptor	Ipsos
Brand Perceptor	Ipsos
Habits & Usage	Ipsos or TNS
Needscope	TNS
Idea/Concept Testing	Ipsos
Product Testing	Ipsos
Package Testing	Ipsos or PRS
Ad Testing	Millward Brown
Shopper Understanding	Ipsos
Omnichannel Shopper	Ipsos/Kantar
Market Sizing	EMI

We adopt the best techniques available, with the right degree of validation, always making sure the techniques span categories and countries allowing comparisons to be made.

Consolidating budgets among fewer suppliers allows further efficiencies.

Newell Brands | Development: Building Capabilities page 1 March 2018

Creating a Consumer Centric Organization

newell BRANDS

A global approach to consumer understanding

We've built up our knowledge base not only in the US but in all the regions in which we operate. It's not a given that consumers behave the same way across regions, countries or even cities within a country.

Understanding the differences in our markets and in our consumers creates further opportunities for us to build our brands and categories.


in 2017
104 studies
in 14 countries
outside the US
CANADA
UK
GERMANY
FRANCE
ITALY
CHINA
JAPAN
MEXICO
COLOMBIA
INDIA
PERU
BRAZIL
AUSTRALIA
NEW ZEALAND

How are we doing? - the Knowledge Cube

We regularly assess our understanding of the consumer against 9 criteria, shown in our Knowledge Cube. We do this for each category and sub-category, and use the results of the analysis to guide us in where we need to improve and invest further.

consumer lifestyle	consumer as shopper	consumer and media
market definition	market habits	market drivers
brand image	brand delivery	brand communi cation

At an aggregate, company level, our knowledge of the consumer has improved over the last five years, but we still have a way to go as we bring the legacy Jarden businesses up to speed.


2013
2015
2017

information available for more than 70% of the business

information available for less than 70% of the business

information doesn't exist or is dated

Market Logic - a repository for our consumer insights

Market Logic is a workflow and central repository tool which has been adopted by Newell Brands in order to move efficiently and collaboratively as an organization as it pertains to innovation, advertising, and consumer insights.

Market Logic has a robust and customizable approval system capability to allow Newell Brands strong governance over all of it's consumer facing assets and brand planning activities.

Having these approval governances ingrained into our processes enables us to ensure that the appropriate cross functional feedback is being considered, that we are being transparent in our dialogue, and most importantly that decisions are being funneled to the appropriate level of responsibility.

In addition to being a workflow and governance tool, Market Logic serves as a repository for research materials and historical approved work.

The research and documents stored in the system are used by the Development team as a way to better understand their consumers and shoppers, and serves as a resource to inform future innovations and decisions.

All Research studies are routed, approved and housed in Market Logic to create a consumer insights repository for all of our brands.

insight	collaboration	output	efficiency
25,000 findings	**3,000** unique users	**111,000** interactions	**60 hours** saved per manager
3,100 innovations	**27,000** approvals	**7,500** create mix projects	Same day **approvals**
14,000 documents	**Consolidated** agency roster	**1,500** GKM projects	**Answers** in minutes

Newell Brands | Development: Building Capabilities page 2 March 2018

Creating a Consumer Centric Organization

Omninchannel shopper understanding

Inspired by the current macro trends of consumer focus on health and wellness, as well as the growing role of technology/social media in healthy home cooking, the CMI Brand Building team interviewed shoppers to understand their omnichannel approach to purchasing (or not purchasing) cookware.

We interviewed eCommerce shoppers/intenders in Atlanta and Denver in a quant + qual longitudinal study spanning three months, and learned that shoppers are often inundated with information, particularly when searching online where selections are seemingly endless.

OMNICHANNEL RESEARCH

the arduous journey sometimes leaves the shopper uninspired, and they actually spend fewer $ than they'd planned or abandon their cart altogether purchaser
39%
delayed
purchase
55%
abandoned
purchase
5%

The Omnichannel Shopper Framework is a phased, modular research approach that identifies shoppers that are "in the market" and are on a path to purchase.

Outcomes allow Newell Brands to optimize efforts across brick and mortar and digital channels by providing an integrated behavioral and attitudinal understanding of the shopper journey.

THE SHOPPER JOURNEY


THE JOURNEY OVERVIEW
Calphalon
Top 3 pathways account for 76% of shopper journeys among purchasers.
Primary
36%
Secondary
27%
Third
13%
Fourth
8%
Fifth
7%
Sixth
5%
Visit Ecommerce Website
Visit a Physical Store
Visit Online Search Site
Go to Store to Purchase
Go to Ecom Site to Purchase
Go Back to Store to Purchase
* Caution: Low sample sizes. Results are directional.
CMI

Market Mix Modelling, MMM

Understanding the drivers of POS growth is critical and we continue to invest in MMM.

Over the last few years we've carried out studies for a number of different categories and brands:

FORMAL MMM WITH THIRD PARTIES:	
2014	Food Storage
2015	Paper Mate InkJoy
2016	Sharpie
2018	FoodSaver

INFORMAL MMM WITH INTERNAL MODELERS:	
2017	Home Fragrance Baby Amazon

Trends

Our ability to predict the future is critical to our success. All the more so given that we can be working on projects 3-4 years out. It's important that we try to get a clear sense of where consumers and shoppers will be in 2022.

We partner with several agencies to ensure we have the best picture possible of what the future may hold for us.

We established a Trends Team to work with business partners in identifying relevant trends and embedding yearly US and global consumer survey results across the Divisions.

TRENDS ACTIVITIES




APRIL
2017
TOP TRENDS

Monthly Webinars
each month focusing on a new trends topic

Monthly Trends Newsletters
distributed to Development & Delivery teams

Consumer Culture Share
events that give employees the opportunity to learn about a different culture

Bi-annual in-person presentations on a hot trends topic
live presentation and webex

Built custom Kantar Futures Gateway site designed just for Newell Brands
Kantar Futures >600 accounts

Custom Questions built into US & Global Surveys
for different categories

Newell Brands | Development: Building Capabilities
page 3
March 2018

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 4 March 2018

Building Research & Development

Intellectual Property | Tech Talk Technical Ideas Database | Product Lifecycle Management
Testing Capabilities | Laboratory Buildouts

Over the course of the last five years, we've made enormous strides in building our R&D function. We have invested in up-skilling our workforce with more PhDs, specialists, and scientists than ever before, strengthening our depth of expertise in core areas of technical development. The right people with the right development tools and world-class laboratory facilities makes R&D a core strategic area for delivering on all of our growth initiatives.

Intellectual Property

We have benefited over the last five years from increased rigor, tools, and knowledge in the area of intellectual property (IP).

Improved operating rhythms, tools, templates, training curriculum, analytics, and strategic alignment are all required to elevate our use of IP for opportunity scouting, landscaping, infringement avoidance, and bolstering protection of our innovation investments.

This year we also held our first IP Awards ceremony where we celebrated and honored the creativity of all inventors who received a patent grant in 2017.



PATENTS
DESIGN & UTILITY
4,813
total
patents
863
1,155
302
83
887
1,523
APPLIANCES & COOKWARE
BABY
FOOD
HOME FRAGRANCE
OUTDOOR & RECREATION
WRITING

Tech Talk

Tech Talk is an idea database designed, developed and implemented by Newell engineers in 2017. It is used to store new innovative ideas, technologies and trends related to the Newell Brands businesses discovered through our research.

This resource ensures we keep up-to-speed on outside world technology advances and gives us the opportunity to cross-fertilize ideas across product categories. Each day ends with an email blast "Tech Talk Daily Summary".

Since the inception of the program, there have been over 12,000 visits to the site, with many innovation sources and leads for new product development technology.

TECH TALK since launch
8 months

292
submissions

80
people submitted

12,282
visits to the website

MULTIPLE
innovation leads for npd

some Tech Talk examples ...



Keego water bottle uses squeezable titanium in place of plastic



Carbon harnessing light and oxygen to produce objects from a pool of resin



RFID technology to quantify and track liquids and bulk goods

PLM (Product Lifecycle Management) through Windchill Implementation

A robust product and packaging specification and change management system frees trapped capacity, reduces risk, eliminates redundancies, speeds up quoting and implementation, facilitates employee movement, and improves product quality. This has been a key priority for Newell Brands R&D over the last five years.

PHASE 1

At the start of 2017, Windchill was implemented and standardized across all Legacy Newell R&D, with a resulting estimated saving of **$11.2M/year** through:

- *improved sourcing productivity gains*
- *lower spec-related quality costs*
- *obsoleting duplicate IT systems*
- *lower legal discovery costs*
- *speed to market / speed to savings*
- *increased vendor non-conformance payback*

PHASE 2

We are now in Phase 2 of this transformational project to embed into Jarden the harmonized specification system and change management processes deployed in legacy NWL.

Phase 2 Objectives:

STANDARDIZE
- create and manage harmonized specs, data storage, test requests, and engineering change approval processes across a widely disparate set of Jarden businesses within the Development & Delivery organization.
- transition Jarden to Creo 3D CAD software.

ELEVATE
- implement new best practices for BOM creation, document storage and control, GKM process adherence.

OPTIMIZE
- continue refining the Windchill environment both in legacy Newell and during onboarding of legacy Jarden divisions.

UPGRADE
- develop vendor specification portal
- update to newest Windchill version

Newell Brands | Development: Building Capabilities page 1 March 2018

Building Research & Development

Testing capabilities: our Materials Testing Lab, Huntersville, NC

Accelerated investment in our testing and prototyping capabilities has unlocked great opportunity as our new product development funnel increases year over year with innovation that is "high and to the left" of our Consumer Technology Matrix. These programs are the most technically complex, the most radical, to develop, and drive the highest sustainable competitive advantage through proprietary technology.

Featured here are three sets of key materials characterization testing capabilities: Polymers and Plastics, Coatings and Surfaces, Metals and Textiles, as well as 3D Prototyping capability and the 2017 Rapid Prototyping pilot program.

POLYMER & PLASTICS



Our capabilities include:

- FT-IR, Nicolet 380 with Continuum Microscope
  identification of plastic samples eg competitive benchmarking, quality concerns, analysis of failure and contamination.
- Thermogravimetric Analyzer TGA
  moisture content, filler percentages, degradation studies and chemical bond analysis.
- Differential Scanning Calorimeter DSC
  contamination percentages, copolymer identification, melting and crystallinity points.
- Thermomechanical Analysis TMA
  supplements DSC in determining glass transition temperatures that might be hard to analyze with the DSC.
- Capillary Rheometer and Melt Flow Indexer
  predicts the viscosity of a material which corresponds to the extrusion and injection molding process, evaluates shear effects.
- Keyence 3D Digital Microscope
  magnification up to 5000X, observe any object entirely in focus with 3D full color image capabilities.

COATINGS & SURFACES



Our capabilities include:

- Profilometer: Keyence VK-S1100 Laser Confocal Microscope
  images topological surface profiles in 3D, measures surface roughness, linear roughness and other geometrical surface features such as the angle of a knife blade edge.
- Ramehart Model 290 Goniometer
  measures liquid droplet contact angle on solid surfaces, can determine liquid surface tension and/or substrate surface energy.
- Scanning Electron Microscope
  charges the surface of a sample, back scattered electrons are captured to take images up to 300,000x magnification; uses include images of metal, textile or plastic surfaces.
- EDS (Energy Dispersive Spectroscopy)
  performs elemental analysis on a selected area within a SEM image; uses include most materials and composites - metal, sandpaper, velcro, marker nibs etc.

METALS & TEXTILES



Our capabilities include:

- Microhardness
  determines hardness of a metal, used as a surrogate for strength, ductility and wear resistance; uses include measurements on cutlery after heat treatment to determine supplier quality, evaluating case hardness, change in hardness due to welding.
- Spectro MaxX Spectrometer
  determines the exact grade of metal; uses include evaluating new supplier grades, competitive benchmarking and quality control.
- Scanning Electron Microscope with EDS Attachment
  uses include images of metal, textiles, and other substrates.
- Optical Microscope: Zeiss Stereoscope
  magnification up to 50x; uses include taking images of large fractures, defects on a material surface, textile samples, general purpose sample identification.



left to right:
quench crack, carbide surface, and a metallic nib sample

3D PROTOTYPING



- Our 3D Prototyping Council
  ensures that in this rapidly changing environment, Newell Brands is leveraging relevant, new technologies in the support of its new product development.
- A pilot program in 2017 placed 10 Rapid Prototyping printers (Stereolithography and Fused Deposition Modeling) in six of our R&D hubs. In five months, over 2,500 parts were printed and tested for form, fit and ergonomics.
- Having a common technology across brands allows for easy sharing of files, development of best practices, and repeatable part quality regardless of location.
- The printers are valuable tools for engineers to allow for faster prototyping and more iterations.

our 3D-prototyping capabilities:

bending • bench • painting
material prep • manual milling
manual turning • shear/punch
forming • welding • grinding • EDM
CNC machining • CNC turning
drilling • molding • sawing



Newell Brands | Development: Building Capabilities page 2 March 2018

Building Research & Development

World-Class Laboratory Facilities

Significant investment in laboratory facilities for product, materials, and packaging testing and analysis has been on-going for 5+ years. In 2017, we started the build-out plans for Appliances & Cookware, Home Fragrance, Writing, Materials and Packaging in support of new product development, Quality Assurance, and VAVE productivity initiatives.

CENTRALIZED PACKAGING TEST LAB, HUNTERSVILLE, NC



A $3.5M 6K sq ft centralized packaging testing and prototyping lab is being built out with new capability to drive world-class, consumer delighting, packaging innovation.

This Huntersville, NC based lab will support all six Development & Delivery divisions plus our e-Commerce division for Newell Brands, and is located where our of the 70+ person packaging team resides.

The lab will enable rapid package prototyping for early innovative concept evaluation and throughout the development process, quality and compliance testing for structural development and all channel/customer specific packaging requirements.

Capabilities cover the full array of packaging material, prototype, and transit performance testing for any distribution mode using International Safe Transit Authority (ISTA) compliant test methods.

We are also on track to be the first consumer products company to self-certify with Amazon.

WRITING LAB CHENNAI, INDIA



A $2M, 10K sq ft facility in Chennai, India is now up and running to support our growing market in pens as we revitalize the Reynolds brand. The hub will have 62 R&D employees, a mechanical lab, chemistry lab, and test facility.

India provides access to highly educated and qualified engineers across most engineering disciplines, giving us the opportunity to recruit top product engineers, chemists, testing engineers, data management admins (PLM), and predictive modelers.

An initial team is already in place supporting the Writing business, and our R&D Council (all VPs R&D for Development and Delivery) is looking at future opportunities to off-shore based on the success of Chennai for Writing.

HOME FRAGRANCE TEST LAB SOUTH DEERFIELD, MA



A $10.5M 30K sq ft R&D testing facility that will increase our capability and capacity to develop, prototype and test new innovations for the Home Fragrance market. This facility will align with our growth agenda, particularly in flameless categories, and enable a 20% increase in innovation rate, $200m in additional revenue annually, and $20m/year of iRev.

This world-class facility will have capability to:

- maintain existing candle development and testing capability, yet expand to include non-candle testing and prototyping needs
- evolve existing analytical testing capabilities
- create new CMI testing capabilities via our own fragrance evaluation booths (vs fragrance supplier booths) and our ability to replicate a consumer environment (eg living room, automobile.)

APPLIANCES & COOKWARE TEST LAB BOCA RATON, FL



A $10M 25,000 sq ft lab that consolidates our Appliances & Cookware test lab capabilities, provides efficiency of a lab location near the engineers and enables rapid development and testing for our innovation pipeline.

New and updated capabilities include: food science testing, blade sharpness testing, sensory testing, laser particle size analysis, product performance and life testing, prototyping, and claims testing.

WRITING LAB ATLANTA, GA



Mechanical, Writing Performance and Chemistry labs

A $1.4M 13K sq ft upgrade to the Writing Lab is underway. The core lab, new wet lab, X-ACTO lab, and write test lab have increased capability in performance testing and ink development. Lab throughput has increased by 140%.

Newell Brands | Development: Building Capabilities page 3 March 2018

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 4 March 2018

Building our Brands

Mapping our Brands | NeedScope Maps | Perceptor Maps | PQ Scores | Brand Positioning
Brand Extensions | Brand Guidelines

After our people, our brands are our most valuable assets. They need to be nurtured and protected. We employ several industry-leading techniques to help us understand where are our brands are today in the mind of the consumer and where we want them to be tomorrow. Once identified and validated, brand positions are articulated using the Brand Pyramid. The way in which we bring our brands to life around the world is encapsulated in the Brand Guidelines.

How we map our brands

NeedScope maps

NeedScope (Kantar) is a psychological model that illustrates how emotion operates in any category and the relationship consumers have with a brand. In any market there are six archetypal spaces that brands can occupy. This approach is particularly helpful in determining the right portfolio of brands, minimizing substitution and maximizing coverage in any market. It also enables us to see how well constituent parts of a mix are helping to build the totality of the brand.


NEEDSCOPE MAP
EXTROVERTED & ACTIVE
INDIVIDUALISTIC & NEED TO STAND OUT
AFFILIATIVE & NEED TO FIT IN
DARING
ENJOYMENT
RECOGNITION / ACHIEVEMENT
CONNECTION / BALANCE
CONTROL
REFLECTION
INTROVERTED & DISCREET

Many of our brands are seen as 'family brands', sitting on the far right of the map. Depending on the size of the space, there are clear opportunities for Newell Brands to fit into other spaces on the map as well.


NEWELL BRANDS NEEDSTATES
EXTROVERTED & ACTIVE
INDIVIDUALISTIC & NEED TO STAND OUT
AFFILIATIVE & NEED TO FIT IN
baby jogger
bubba
Sharpie
DYMO
Mr. Coffee
uni-ball
sistema
contigo
Aprica
Calphalon
GRACO
AVERY
EXPO
Paper Mate
Oster
Rubbermaid
INTROVERTED & DISCREET

Newell Brands | Development: Building Capabilities page 1 March 2018

Building our Brands

How we map our brands *continued*

Perceptor maps and PQ scores

The Perceptor (IPSOS) map allows us to look at how consumers measure brands on the attributes they consider the most important. It is a true measure of Brand Equity, in that it isolates the impact of awareness.



PERCEPTOR MAP for COLEMAN TENTS, JAPAN
Trusted Brand (32%)
Outdoor Experience (11%)
Stylish Designs (9%)
Easy to Use (8%)
Casual Camping (7%)
Versatile Occasions (7%)
Practical & Fun (5%)
Additional Features (5%)
Provides Confidence (4%)
Outdoor Brand (4%)
Weather Resistance (3%)
Durability (2%)
Advanced Features (2%)
Innovative Brand (1%)
Made in Japan (0%)
TOTAL CATEGORY
COLEMAN
MARMOT
← Positioning vs. market →
0 = market average
100
80
60
40
20
0
-20
-40
-60
-80
-100
Alpine Design PQ:69 (32*)
Coleman PQ:126 (304)
Mont Bell PQ:104 (180)
Snow Peak PQ:109 (109)
Ogawa Tents (Campal Japan) PQ:117 (40*)
Logos PQ:92 (195)
Nordisk PQ:86 (33*)
South Field PQ:75 (35*)
Captain Stag PQ:76 (82)
Marmot PQ:81 (32*)
North Eagle PQ:82 (30*)

Perceived Quality (PQ) measures a brand's positioning strength relative to the market. It takes into account both how well a brand is positioned on a driver as well as how important that driver is in explaining preference. A score of 100 is regarded as average.



PERCEIVED QUALITY SCORES
industry averages
competitor brands
Strong positioning significantly above market
Above market average
About market average
Below average
Average market = 100
186
162
162
150
149
148
144
141
140
139
133
133
130
124
122
122
122
120
119
119
119
118
118
118
116
116
114
114
113
112
112
110
109
107
106
105
104
102
101
92
89
84
78
68
Sharpie US
Expo US
Coleman Lanterns
RCP US
RCP CN
Graco US
Sharpie Mex
DYMO US
Sunbeam Heating
Coleman Tents
Goody US
Crock-Pot Mult.
Aprica Jap
Coleman Coolers
Parker China
Breakfast Cereals
Waterman UK
Laundry
Olay Total Effects
Hair Care
Gillette
RM FS US
Snacking Crackers
RM Bev US
Oster Toaster
Baby Care
Contigo US
Hair Styling
Calphalon US
Paper Mate UK
Oral Care
Pantene
Mr. Coffee US
Paper Mate Mex
Paper Mate US
Unibal US
Bubba US
Calphalon Can
Paper Mate Thai
Graco UK
Rotring Tur
Parker UK
Sharpie Tur
Graco Jap

Newell Brands | Development: Building Capabilities page 2 March 2018

Building our Brands BRAND PYRAMID Articulating the position of our brands example The brand positioning pyramid The Brand Positioning Pyramid articulates in a succinct and vivid form the unique core essence of a brand’s identity. Sometimes that identity is already strongly established and the Brand Positioning Pyramid encapsulates it. But more often, a Brand Positioning expresses the ideal ‘best state’ towards which Marketing is helping to build and navigate. Articulating the optimum positioning for a brand is a critical foundational step for any marketing plan. It is not easy to do well. It requires you to take account of many different forms of consumer research findings and other information, and it takes both rigor and flair to do well. It’s worth the effort though – because with a strong Brand Positioning articulated and in place, other elements of marketing strategy and activity become significantly easier to both judge and develop.    Brand extensions THE BUILD v BORROW LIST It is important for any line extension that it helps build the    In what way does the sub brand borrow from the core equity of the master brand. parent brand?    What strengths does the sub brand confer to the parent brand? Too often extensions simply “borrow” from the master    brand and this is not a recipe for brand longevity. Is the Build list longer and more meaningful than the Borrow list? BRAND EXTENSIONS example

Building our Brands Brand guidelines For each of our brands, the Brand Guidelines document provides a single reference point on the positioning and communication of the brand. 12 Brand Guidelines documents were developed in 2017, and there are 12 more on the way. Each document includes:    brand voice – tone and examples    fundamentals – pyramids, architecture and pricing    photography – product, lifestyle and packaging specific For any brand, the Brand Guidelines document ensures the seamless handover from Development to Delivery for quality, consistency and integrity of the appearance and messaging of our brands. Brand Guidelines are used to guide advertising, strategic pricing, photography and website content, in-store activation, DTC email design, consumer events and trade shows.    Brand Target History Consumer Brand Brand Positioning Voice Logo Photography

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Newell Brands | Development: Building Capabilities page 5 March 2018

An overview of innovation

Additional Information

In connection with Newell Brands' 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the "SEC") and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O'Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the "Common Stock"). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie's children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk's children and 47,303 shares held in trust by Mr. Polk's wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti's wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O'Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Campbell, Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company's definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in these materials, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as "intend," "anticipate," "believe," "estimate," "project," "target," "plan," "expect," "will," "should," "would" or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, and other initiatives referenced in this release. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

- uncertainties regarding future actions that may be taken by Starboard Value LP (together with its affiliates, "Starboard") in furtherance of its stated intention to nominate director candidates for election at Newell Brands' 2018 Annual Meeting;
- potential operational disruption caused by Starboard's actions that may make it more difficult to maintain relationships with customers, employees or suppliers;
- the Company's dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;
- competition with other manufacturers and distributors of consumer products;
- major retailers' strong bargaining power and consolidation of the Company's customers;
- the Company's ability to improve productivity, reduce complexity and streamline operations;
- the Company's ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;
- risks related to the Company's substantial indebtedness, potential increases in interest rates or changes in the Company's credit ratings;
- the Company's ability to effectively accelerate its transformation plan and explore and execute its strategic options;
- the Company's ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;
- changes in the prices of raw materials and sourced products and the Company's ability to obtain raw materials and sourced products in a timely manner;
- the risks inherent to the Company's foreign operations, including currency fluctuations, exchange controls and pricing restrictions;
- a failure of one of the Company's key information technology systems or related controls;
- future events that could adversely affect the value of the Company's assets and require impairment charges;
- the impact of United States or foreign regulations on the Company's operations, including environmental remediation costs;
- the potential inability to attract, retain and motivate key employees;
- the resolution of tax contingencies resulting in additional tax liabilities;
- product liability, product recalls or related regulatory actions;
- the Company's ability to protect its intellectual property rights;
- significant increases in the funding obligations related to the Company's pension plans; and
- other factors listed from time to time in the Company's filings with the SEC including, but not limited to, the Company's most recent Annual Report on Form 10-K.

The information contained in these materials is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

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Our approach    a deep understanding of the consumer    that allows us to ideate high hurdle rates to move ideas and concepts through the funnel    insourced design best in class advertising validating with consumers at every step 3

Consumer understanding    at the heart of what we do best in class global suppliers IPSOS/Kantar for both strategic and mix development work    testing at much higher levels than most FMCG companies outperforming other FMCG companies in testing 4

Consumer understanding    INVESTMENT IN CONSUMER RESEARCH $m 12 26 Legacy 3 Jarden 30 25 Legacy 19 Newell 2015 2016 2017    KNOWLEDGE CUBE end 2013 end 2015 end 2017* Consumer Lifestyle Consumer as Shopper Consumer and Media Consumer Market Definition Market Habits Market Drivers Brand Image Brand Delivery Brand Communication Information available for more than 70% of the business *2017 incorporates Jarden businesses Information available for less than 70% of the business ï¬Information doesn’t exist or is dated STRATEGIC STUDIES Legacy Newell Newell + Jarden 177 193 133 96 72 2013 2014 2015 2016 2017    STUDIES OUTSIDE THE US in 2017 104 studies CANADA in 14 countries UK CHINA outside the US GERMANY FRANCE ITALY JAPAN MEXICO COLOMBIA INDIA PERU AUSTRALIA BRAZIL NEW ZEALAND 5

Revenue from innovation    risk adjusted revenue, $m 2019 2020 2018 2019 2021 2018 2020 2017 2017 2018 2019 2016 2021 2017 2016 2016 2020 2015 2015 2015 2018 2016 2017 2014 2019 2013 2014 2014 2015 2015 2016 2017 2018 2019 2020 2021 2022 funnel funnel funnel funnel funnel funnel funnel funnel    % risk adjusted revenue external target is 30%    44.7% 0.5% 42.6% 38.4% 2.9% 32.8% Idea projects 29.9% with CMI 4.6% Opportunity 23.3% Scores 44.2% 18.1% 15.8% 38.4% 39.8% 29.9% 28.1% 5.2% Charter 23.3% Contract 15.8% 12.9% Launch    funnel 2015 funnel    2016 funnel 2017 funnel2018 funnel2019 funnel2020 funnel2021 funnel2022 2017 onwards includes Legacy Jarden businesses: Appliances & Cookware, Home Fragrance, Outdoor & Recreation    Excludes divestures | D&D businesses only (excl. Fishing, CCS) | 2015-2016 includes NRG Only 6

Shape of the funnel number of projects    NRG NRG Q4’16 Q1’17 funnel Q4’17 funnel 2013 2017+ 2017+ 2017+ very large 8 57 64 95 large 8 98 89 190 medium 64 126 206 382 small 207 27 263 228    Only charter+ projects included Excludes divestures | D&D businesses only (excl. Fishing, CCS) RCP included in 2013 7

Accelerating funnel revenue funnel value, revenue $m    HOME FRAGRANCE 2018 funnel 2019 funnel 383 296 5 0 Jan Feb Jan Feb 2017 2018 2017 2018    APPLIANCES & COOKWARE 2018 funnel 2019 funnel 237 188 80 0 Jan Feb Jan Feb 2017 2018 2017 2018    OUTDOOR & RECREATION 2018 funnel 2019 funnel 200 145 72 0 Jan Feb Jan Feb 2017 2018 2017 2018 8

The quality of our funnel more charters and further out    2017 2018 2019 2020 2021+ CHARTER CONTRACT LAUNCH    a better balance of the funnel New category New benefit Improvement Variant No change Radical gen Next Incremental Base    Excludes divestures | D&D businesses only Bubble size = GRaC Left hand graph: Pre-2017 projects not shown Right hand graph: Excludes launched projects    $20m Build the Core $ $10m 5m Expand the Core $1m Disrupt the Market 9

Concepts tested per year ideas and concepts tested per year    ideas and concepts tested per year 1,317 target = 540 390 357 target = 240 280 174 38 2013 2014 2015 2016 2017 2018 ytd    *All data in this deck only includes the current 6 D&D businesses and brands *Base size of n=2,556 total 10

Global benchmarks and Concept scores 2013– Q4 2017    Total* Differentiation Relevance 23% 43% 40% 40% 55% High/ 64% 68% 60% 77% Medium High 77% 57% 60% 60% 45% 36% 32% 40% Medium Low 23% /Low Newell Newell Ipsos Newell Newell Ipsos Newell Newell Ipsos US non-US Benchmark US non-US Benchmark US non-US Benchmark * Achieves High/Medium High on both Differentiation and Relevance    *All data in this deck only includes the current 6 D&D businesses and brands *Base size of n=2,556 total; Q4 2017 n=464    11

Testing performance summary 2013– Q4 2017    OPPORTUNITY Number RELEVANCE DIFFERENTIATION SCORE Tested TOTAL NEWELL 110 MH MH 2556 Appliances 112 MH MH 590 & Cookware Food 116 MH MH 299 Baby 106 MH MH 516 Outdoor 108 MH MH 296 & Recreation Writing 110 MH MH 734 Home 111 MH MH 121 Fragrance    % cases base: 3398 ideas or concepts tested “Terrible” “Very weak” “Weak” “Average” “Good” “Very good” “Outstanding” 15% 14% 13% 13% 9% 8% 6% 5% 4% 4% 3% 2% 1% 0% 0% 1% 0% 0% 0% 0% 51- 56- 61- 66- 71- 76- 81- 86- 91- 96- 101- 106- 111- 116- 121- 126- 131- 136- 141- 146- 55 60 65 70 75 80 85 90 95 100 105 110 115 120 125 130 135 140 145 150 Newell 3rd gen AS    ^Caution Low Base Size *All data in this deck only includes the current 6 D&D businesses and brands *Base size of n=2,556 total; Q4 2017 n=464    Data included within 2013 – present timeframe will include legacy Newell Rubbermaid businesses 12

Branding and communication    we continue to refine the positioning and the articulation of our brands our focus has been to prioritize news to consumer but in a way that reinforces equity we quant test all our ads to ensure we achieve this    ADS AIRED 2013-2017 30% 50% 78% 76% 83% 91% 40% 100% 50% 16% 30% 24% 17% 6% 9% large 2013 2014 2015 2016 2017 FMCG company 13

Some great advertising 14

Some great advertising RUN AD REEL VT 15

Maximizing media ROI    budgets are zero based -media flows to innovation, and where we have distribution and where the margins are good we have a rigorous approach to developing advertising using 15 second tvcs all communication is quant tested before launch    we set minimum and maximum weekly strike rates on TRPS and the agency is bonused accordingly we are raising the action standards on our funnel gates changing perception is good but we also need to change behavior- purchase intent 16

Media buying    MEDIA SPEND $m 137 135 120 90 45 2013 est 2014 2015 2016 2017 WORKING : NON-WORKING RATIO 28% 18% 14% 16% 15% NON-WORKING 35% WORKING 2012 2013 2014 2015 2016 2017    HARD CPRP SAVING v PY % 2014/13 2015/14 2016/15 2017/16 2018/17 -0.50% -4% -4% -8% -10.1% CASH CPRP SAVING v PY $m 12 9.09 6 1 2014/13 2015/14 2016/15 2017/16 CPRP TREND 100% 90% 86% 79% 78% 2013 2014 2015 2016 2017    BUYING PERFORMANCE Media pricing is an actual 22% below the 2012 levels. Recent RFP slightly improves this year’s rates. Media Market inflation is not included in this equation. DIGITAL ALLOCATION Increasing above 20% in 2018 with greater focus on OLV and paid social with ‘brand safety systems in place. WORKING : NON-WORKING SPEND 15% for 2017. PRIME TIME ALLOCATION % of overall advertising in prime time viewing maintained at 55%. MINIMISING WASTAGE BY MANAGING WEEKLY WEIGHTS Slight drop in % of weekly weights achieving target range to 83% as viewing to TV in the USA becomes more volatile. 17

Capability development

- develop and grow from within
- graduate recruitment
- functional skill development
- leadership capabilities
- driving employee engagement

DEVELOP AND GROW FROM WITHIN


train and develop to high marketing standard
promote from within, offer career progression
reduce loss of expertise and experience
avoid costly mid career recruitment
switch funds to graduate recruitments

UPSKILLING JARDEN

INNOVATION
number of people trained in 2017
1,043 *on GKM*
1,043 *on Networks*
1,221 *on Market Logic*
443 *on Concept Writing*

DIRECTOR TRAINING WEEK
84 *Directors*

LEGACY JARDEN SKILLS WEEK
51 *participants*

FIRST TIME MANAGER TRAINING
46 *participants*

IBP WORKSHOPS
integrated brand planning
pilot program with Writing and Home Fragrance

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Capability development    DEVELOPMENT ENGAGEMENT 58% 59% 57% 49% 2015 2017 Legacy Legacy Jarden Newell 2017    EMPLOYEE TURNOVER norm for our industry Newell Brands Development 15% non-regretted losses 5% 11% 10% 10.4% 10.1% 2% 2% 2.3% 1.8% regretted losses 10% 9% 8% 8.1% 8.3% benchmark 2014 2015 2016 2017 19